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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22025

ING Separate Portfolios Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd. Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April 1, 2013 to September 30, 2013

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

September 30, 2013

Classes P* and SMA

Fixed-Income Fund

■	ING Investment Grade Credit Fund

*	Patent Pending

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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Just go to www.inginvestment.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Looking ahead with confidence

Dear Shareholder,

It seems that every few years some pundits claim that diversification is dead and that the United States is the only market worthy of investment for the foreseeable future. Generally, these pundits are proven wrong, as they were in the third quarter of 2013. Despite a summer filled with worries such as less economic stimulus from the Fed, potential war in the Middle East and rising interest rates, equity markets turned in exceptional performances, most notably the resurgent global markets. Meanwhile the dramatic comeback of global fixed income provided perhaps the biggest surprise of all.

The swift recovery of the international developed and emerging markets illustrates the need to remain well-diversified. Though it can be tempting to time diversification, in our view it is misguided to continuously tilt portfolios one way or the other in an effort to counter bouts of uncertainty. One should not play games with diversification; investing during uncertain times requires effective, disciplined strategy — broad global diversification that casts a net as far and wide as possible — to pursue reduced risk and increased return. If you are contemplating any changes to your investment portfolio, please make sure to discuss them thoroughly with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various business that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we will remain committed to delivering unmatched client service with a focus on sustainable long-term investment results.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

October 15, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1	Please see the “Additional Information” section regarding rebranding details on page 24.

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED SEPTEMBER 30, 2013

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 9.79% in 2013; however, there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn’t an issue. Such arguments would be tested in the months through September, by which point the Index had added another 8.26%. (The MSCI World IndexSM returned 8.87% for the six-months ended September 30, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the “tapering” of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don’t be too worried.

Markets didn’t buy it. Bond yields soared and by June 24 the Index had given back 8%. The securities and currencies of a number of emerging markets were hit particularly hard, especially those with current account deficits and stumbling growth, like Turkey, Brazil, Indonesia and India. This led nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time. Not only were markets being heavily influenced by central bankers; evidently central bankers were more than a little sensitive to their effect on markets.

Soothed by these and later words of comfort in July, investors drove the Index to a new high for the year on August 2. From there the Index retreated 4% by month-end as sentiment was further dampened by the threat of military engagement in the Middle East; however, it was only a pause. With U.S. unemployment falling to 7.3%, the economy growing at 2.5% and core inflation tame at 1.8%, investors were becoming increasingly reconciled to a September 18 announcement by the Federal Reserve of the imminent tapering of their bond purchases. Middle East tensions eased and by the time Chairman Bernanke prepared to speak on that day, the Index was again at a peak for 2013. It received another boost when Mr. Bernanke surprised the world by saying that purchases would be maintained at present levels. It didn’t last. After all, tapering had only been postponed. And there were other things to worry about, like Congressional gridlock that might shut the government down at the end of September and in mid-October trigger a debt ceiling crisis of the type that hit markets so hard in 2011.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 1.77% in the six months through September, despite a late bounce, as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 7.69%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%. But the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 0.81%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 8.31%, albeit down 2.5% from its September 18 record closing high. The consumer discretionary sector did best with a gain of 15.13%, followed by industrials 11.97%. The worst performers were the previously in-favor telecommunications sector (3.44%) and utilities (2.55%). Operating earnings per share for S&P 500® companies set a record in the second quarter of 2013. But could this last given that the share of profits in national income was historically high?

In currency markets the dollar fell 5.23% against the euro during the six months and 6.10% against the pound, on better economic news from Europe and, some commentators argued, as sales of longer dated U.S. dollar-denominated bonds were partly reinvested in other currencies. But the dollar advanced 4.30% on the yen on confidence that the new Japanese government’s policy to weaken the yen would succeed.

In international markets, the MSCI Japan® Index jumped 16.22% in the six months through September. Encouragingly, gross domestic product (“GDP”) grew at 3.8% annualized in the second quarter of 2013 after 4.1% in the first. Core consumer prices started rising again, necessary to encourage consumers and companies to spend, although it was mostly driven by energy costs. The MSCI Europe ex UK® Index rose 9.60%, the euro zone at last reporting a slim quarterly GDP growth rate of 0.3% after six straight quarterly declines. The numbers unemployed edged down in June and July, but not enough to dent the record rate of 12.1%. The closely watched composite purchasing managers’ index recorded six straight months of expansion. The MSCI UK® Index added only 2.79%, weighed down by weak Energy and Banking sectors. GDP in the second quarter of 2013 registered an improved 0.7% growth rate, with the third quarter looking even better. Purchasing managers’ indices powered ahead and unemployment receded to 7.7%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index	The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Index	The Index is the Corporate component of the U.S. Credit Index. It includes publicly-issued U.S. corporate and secured notes that meet the specified maturity, liquidity, and quality requirements. The Index includes corporate sectors including Industrial, Utility, and Finance.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

3

ING INVESTMENT GRADE CREDIT FUND	PORTFOLIO MANAGERS’ REPORT

Sector Diversification

as of September 30, 2013

(as a percentage of net assets)

Financials	36.6%
Energy	9.4%
Consumer Discretionary	9.1%
Utilities	7.4%
Health Care	7.2%
Telecommunication Services	6.3%
Consumer Staples	6.2%
Industrials	5.0%
Materials	5.0%
Information Technology	3.4%
U.S. Treasury Bonds	2.6%
U.S. Treasury Notes	0.4%
Assets in Excess of Other Liabilities	1.4%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Investment Grade Credit Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Anil Katarya, CFA, Travis King, CFA, and Kurt Kringelis, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six months ended September 30, 2013, the Fund’s SMA Class shares returned –1.17%, compared to the Barclays U.S. Corporate Index, which returned –2.51% for the same period.

Portfolio Specifics: The six-month reporting period was a challenging one for fixed income managers, as the U.S. Federal Reserve Board (the “Fed”) tapering fears caused excess interest rate volatility and broad-based spread widening resulted. For fixed income portfolios generally, the combination of these factors led to mixed results over the period. Toward the end of the period, most fixed income asset classes had recovered nicely, including investment grade corporate bonds.

During the first half of the reporting period the Fund was positioned very defensively in reaction to market volatility and was underweight investment grade corporate bonds relative to the benchmark. This underweight position was achieved by holding a modest amount in treasuries and cash, which benefited the Fund as investment grade corporate bonds sold-off significantly. In addition, our duration positioning relative to the benchmark was positive, augmenting positive asset allocation and security selection. The second half of the reporting period was spent playing catch-up to the wide spread sell-off that occurred over the summer. The Fund maintained an overweight to the communications sector, which contributed to performance and helped as the sector rallied post the Verizon Communications, Inc. new $49 billion bond issue in September. Bond spreads tightened after issuance causing Verizion Communication’s newly issued bonds to appreciate in value. Security selection was the main driver of performance, driven, again, by the Verizon Communications, Inc. new issue in September. Cox Communications, Inc. was a detractor to performance over the period as the cable sector sold off, driven by leveraged buyout (“LBO”) fears.

Current Strategy & Outlook: Markets had been broadly pricing that the Fed would begin the gradual process of reducing extraordinary monetary accommodation in the form of its Treasury and agency MBS purchases at September’s Federal Open Market Committee meeting (“FOMC”). The Fed stayed the course and decided not to taper, citing the uninspiring level of growth, slow housing recovery, below-target inflation and concerns about fiscal drag due to lack of progress in budget negotiations. We believe the Fed will be slow to remove monetary accommodation in response to a strengthening economy. The low expected level of growth and decision not to taper answers the more important question about the central tendency of interest rates. We expect them to be lower for longer, with the Fed’s zero interest rate policy expected to be unwound slowly and not hitting 2%, even with full employment, until 2016. That could mean accommodative policy relative to what traditional monetary policy norms would dictate under such circumstances for years to come. We believe fixed income returns ultimately will depend on the market’s judgment of whether quantitative easing has succeeded in creating real economic strength. Based on our view, spread assets will perform well in this environment and security selection will be increasingly important given the valuations of financial assets.

Specific to investment grade credit, we continue to favor the financial sector as we believe it offers better visibility on earnings growth and lower levels of event risk compared to other credit sectors. From a valuation standpoint, we favor BBB-rated securities over A-rated securities in the Fund.

*	Effective May 13, 2013, ING Investment Management Co. LLC was added as a sub-adviser to the Fund. Also, effective June 11, 2013, Michael Hyman was removed as a portfolio manager of the Fund and Anil Katarya and Travis King were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Top Ten Holdings

as of September 30, 2013

(as a percentage of net assets)

United States Treasury Bond, 2.875%, 05/15/43	2.6%
BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	1.6%
Verizon Communications, Inc., 5.150%, 09/15/23	1.5%
General Electric Capital Corp., 3.100%, 01/09/23	1.4%
Morgan Stanley, 4.100%, 05/22/23	1.4%
JPMorgan Chase & Co., 3.375%, 05/01/23	1.4%
AT&T, Inc., 4.300%, 12/15/42	1.2%
Verizon Communications, Inc., 6.400%, 09/15/33	1.1%
MetLife, Inc., 4.368%, 09/15/23	1.1%
Goldman Sachs Group, Inc., 3.625%, 01/22/23	1.1%

Portfolio holdings are subject to change daily.

4

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees, and (2) ongoing costs, including management fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013. The Fund’s expenses are shown without the imposition of any sales charges or fees and do not reflect any “wrap fees.” Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of the Fund only and do not reflect any wrap fees or transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs at the fund level only, and will not help you determine the relative total costs of owning different funds through wrap programs. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2013*	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2013*
Class P	$1,000.00	$988.50	0.15%	$0.75	$1,000.00	$1,024.32	0.15%	$0.76
Class SMA	1,000.00	988.30	0.00	—	1,000.00	1,025.07	0.00	—

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2013 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$63,733,939
Cash	314,906
Cash collateral for futures	296,734
Receivables:
Investment securities sold	2,501,778
Interest	531,180
Prepaid expenses	9,971
Reimbursement due from manager	23,795

Total assets	67,412,303

LIABILITIES:
Income distribution payable	20,575
Payable for investment securities purchased	2,765,908
Payable for trustee fees	253
Other accrued expenses and liabilities	8,976

Total liabilities	2,795,712

NET ASSETS	$64,616,591

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$64,955,484
Distributions in excess of net investment income	(4,558)
Accumulated net realized loss	(32,374)
Net unrealized depreciation	(301,961)

NET ASSETS	$64,616,591

* Cost of investments in securities	$63,888,682

Class P:
Net assets	$58,233,614
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	5,605,297
Net asset value and redemption price per share	$10.39
Class SMA:
Net assets	$6,382,977
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	614,666
Net asset value and redemption price per share	$10.38

See Accompanying Notes to Financial Statements

6

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)

INVESTMENT INCOME:
Dividends	$1,722
Interest	779,127

Total investment income	780,849

EXPENSES:
Investment management fees	79,198
Transfer agent fees:
Class P	28
Class SMA	171
Administrative service fees	19,799
Shareholder reporting expense	10,189
Registration fees	11,434
Professional fees	16,567
Custody and accounting expense	5,850
Trustee fees	360
Miscellaneous expense	2,386
Interest expense	138

Total expenses	146,120
Net waived and reimbursed fees	(119,846)

Net expenses	26,274

Net investment income	754,575

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(737,086)
Futures	665,251

Net realized loss	(71,835)

Net change in unrealized appreciation (depreciation) on:
Investments	(643,828)
Futures	(147,219)

Net change in unrealized appreciation (depreciation)	(791,047)

Net realized and unrealized loss	(862,882)

Decrease in net assets resulting from operations	$(108,307)

See Accompanying Notes to Financial Statements

7

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended September 30, 2013	Year Ended March 31, 2013
FROM OPERATIONS:
Net investment income	$754,575	$345,864
Net realized gain (loss)	(71,835)	106,731
Net change in unrealized appreciation (depreciation)	(791,047)	168,586

Increase (decrease) in net assets resulting from operations	(108,307)	621,181

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class P	(619,861)	(7)
Class SMA	(136,332)	(345,857)
Net realized gains:
Class SMA	—	(81,236)

Total distributions	(756,193)	(427,100)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	58,262,842	1,914,400
Reinvestment of distributions	619,868	—

	58,882,710	1,914,400
Cost of shares redeemed	(3,626,375)	(2,862,075)

Net increase (decrease) in net assets resulting from capital share transactions	55,256,335	(947,675)

Net increase (decrease) in net assets	54,391,835	(753,594)

NET ASSETS:
Beginning of year or period	10,224,756	10,978,350

End of year or period	$64,616,591	$10,224,756

Distributions in excess of net investment income at end of year or period	$(4,558)	$(2,940)

See Accompanying Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS  (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/ or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
Class P
09-30-13	10.69	0.18		(0.30)	(0.12)	0.18	—	—	0.18	—	10.39	(1.15)	0.68	0.15		0.15		3.53		58,234	300
03-01-13(4) - 03-31-13	10.73	0.03		(0.04)	(0.01)	0.03	—	—	0.03	—	10.69	0.00	0.73	0.15		0.15		2.96		3	29
Class SMA
09-30-13	10.69	0.18		(0.30)	(0.12)	0.19	—	—	0.19	—	10.38	(1.17)	0.69	0.00	*,(5)	0.00	*,(5)	3.47	(5)	6,383	300
03-31-13	10.52	0.33		0.25	0.58	0.33	0.08	—	0.41	—	10.69	5.49	0.73	0.00	*,(5)	0.00	*,(5)	3.05	(5)	10,222	29
03-31-12	10.28	0.35		0.38	0.73	0.35	0.14	—	0.49	—	10.52	7.20	1.16	0.00	(5)	0.00	(5)	3.33	(5)	10,978	27
03-31-11	10.44	0.40	•	0.15	0.55	0.40	0.31	—	0.71	—	10.28	5.40	1.37	0.00	(5)	0.00	(5)	3.79	(5)	7,375	144
03-31-10	9.48	0.52		1.20	1.72	0.52	0.24	—	0.76	—	10.44	18.48	1.30	0.00	(5)	0.00	(5)	5.02	(5)	5,964	163
03-31-09	10.46	0.51		(0.80)	(0.29)	0.51	0.18	—	0.69	—	9.48	(2.64)	2.39	0.01	(5)	0.01	(5)	5.24	(5)	5,295	87

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of any wrap fees, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
(5)	The Investment Adviser has contractually agreed to reimburse all operating expenses of Class SMA indefinitely, except certain extraordinary expenses. Expense ratios do not include fees charged by the program sponsor for participation in a wrap fee program.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

9

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Separate Portfolios (“Sports”) Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of thirteen separately managed series. This report is for ING Investment Grade Credit Fund (“Investment Grade Credit” or the “Fund”), a diversified series of the Trust.

The Fund offers Class P* and Class SMA shares. The separate classes of shares differ principally in the types of shareholder permitted to invest in each class and the contractual expenses in place for each class. Class P* shares may only be purchased by ING-affiliated products, including: (1) other funds in the ING Funds complex; and (2) collective investment trusts, common investment trusts, and separate accounts sponsored or managed by ING-affiliated entities. Such availability is subject to management’s determination of the appropriateness of investment in Class P shares in light of the level at which advisory fees are charged to the investor. Class SMA shares of the Fund may be purchased by investors who maintain wrap accounts sponsored by an adviser or broker-dealer and are not available as direct investments. Class SMA shares of the Fund may be purchased only at the direction of a wrap account sponsor.

Shareholders generally bear the common expenses of a fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets. ING Investments, LLC (“ING Investments” or the “Investment Adviser”) is absorbing all expenses of operating Class SMA, except certain extraordinary expenses. However, Class SMA is an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are a participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

*	Patent Pending

A. Security Valuation. U.S. GAAP defines fair value as the price the fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the

10

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events.

Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchage (“NYSE”). Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable fair value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for

11

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the transfers between Levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the end of the period in relation to net assets.

For the period ended September 30, 2013, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Risk Exposures and the Use of Derivative Instruments. The Fund pursues its investment objectives by purchasing derivative instruments, including, but not limited to, futures contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to the following market risk factors:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

D. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended September 30, 2013, the Fund had both purchased and sold futures contracts on various

12

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended September 30, 2013, the Fund had an average notional value of $26,733,813 and $25,732,922 on futures contracts purchased and sold, respectively.

E. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares dividends daily and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

G. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

I. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended September 30, 2013, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Investment Grade Credit	$89,105,676	$36,606,595

U.S. government securities not included above were as follows:

	Purchases	Sales
Investment Grade Credit	$86,969,364	$84,415,968

NOTE 4 — INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTION FEES

Effective, May 13, 2013, ING Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Fund’s average daily net assets. The Investment adviser is contractually obligated to waive the investment management fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this contractual waiver requires approval by the Board. Prior to May 13, 2013, ING

13

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTION FEES (continued)

Investment Management Co. LLC (“ING IM”), a Delaware limited liability company, served as the investment adviser to the Fund and no advisory or other fees were payable to the Investment Adviser under the Management Agreement.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. Effective May 13, 2013, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets. IFS is contractually obligated to waive the administrative fee for Class P shares of the Fund. This waiver is not eligible for recoupment. Termination or modification of this contractual waiver requires approval by the Board. Prior to May 13, 2013, the administrator did not receive any fees for its administrative services.

Effective May 13, 2013, ING IM, a Delaware limited liability company, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations. Prior to May 13, 2013, there was no sub-adviser associated with this Fund.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Fund. The Fund does not pay the Distributor a distribution fee.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiary of ING U.S., Inc. owned more than 5% of the Fund:

Affiliated Investment Company/Subsidiary	Percentage
ING Bond Portfolio	18.19%
ING Intermediate Bond Portfolio	71.93
ING Life Insurance and Annuity Company	6.59

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investment Management Co. LLC or its affiliate, ING Investments, LLC, until distribution in accordance with the Plan.

NOTE 6 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Fund, the Investment Adviser has agreed to absorb and/or reimburse certain fees and expenses. Under the Expense Limitation Agreement, to the extent not inconsistent with U.S. tax requirements, the Investment Adviser will absorb and reimburse all ordinary operating expenses of Class SMA and Class P shares, so that the expenses are 0.00% and 0.15%, respectively. The Expense Limitation Agreement excludes portfolio transaction costs, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Investment Adviser. Prior to May 13, 2013, the Expense Limitation Agreement was between the Trust and ING IM.

The Expense Limitation Agreement is contractual through August 1, 2014 and shall renew automatically for one-year terms unless: (i) The Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Management Agreement has been terminated.

NOTE 7 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for

14

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 7 — LINE OF CREDIT (continued)

an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities, and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

During the period ended September 30, 2013, the Fund utilized the line of credit as follows:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Investment Grade Credit	1	$1,125,000	1.09%

NOTE 8 — CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class P
9/30/2013	5,545,238	—	59,780	—	5,605,018	58,225,000	—	619,868	—	58,844,868
3/1/2013(1) -3/31/2013	280	—	—	—	280	2,989	—	—	—	2,989
Class SMA
9/30/2013	3,656	—	—	(345,086)	(341,430)	37,842	—	—	(3,626,375)	(3,588,533)
3/31/2013	178,523	—	—	(266,363)	(87,840)	1,911,411	—	—	(2,862,075)	(950,664)

(1)	Commencement of operations.

NOTE 9 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Investments. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement;

higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit Risk. The Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

15

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Six Months Ended September 30, 2013	Year Ended March 31, 2013
Ordinary Income	Ordinary Income	Long-term Capital Gains
$756,193	$382,329	$44,771

The tax-basis components of distributable earnings as of March 31, 2013 were:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
$53,061	$12,531	$489,086

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of September 30, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, the Administrator and the Distributor, are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING

U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and

16

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — RESTRUCTURING PLAN (continued)

sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. In addition, shareholders of the Fund were asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. Shareholders of the Fund approved a new advisory and sub-advisory agreement on May 13, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities’ loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

NOTE 12 — SUBSEQUENT EVENT

Dividends. Subsequent to September 30, 2013, the Fund declared dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Class P	$0.0342	November 1, 2013	Daily
Class SMA	$0.0355	November 1, 2013	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

17

ING INVESTMENT GRADE CREDIT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 95.3%
		Consumer Discretionary: 9.1%
500,000		Brinker International, Inc., 2.600%, 05/15/18	$498,702	0.8
500,000	#	COX Communications, Inc., 4.500%, 06/30/43	396,571	0.6
500,000		Discovery Communications LLC, 4.875%, 04/01/43	463,016	0.7
284,000		News America, Inc., 6.150%, 02/15/41	313,902	0.5
325,000	#	News America, Inc., 4.000%, 10/01/23	326,149	0.5
650,000		O’Reilly Automotive, Inc., 3.850%, 06/15/23	629,138	1.0
236,000	#	Reckitt Benckiser Treasury Services PLC, 3.625%, 09/21/23	238,220	0.4
500,000		Time Warner, Inc., 4.900%, 06/15/42	469,383	0.7
800,000		Viacom, Inc., 2.500% - 4.375%, 12/15/16 - 03/15/43	713,809	1.1
1,830,000		Other Securities	1,807,533	2.8
			5,856,423	9.1
		Consumer Staples: 6.2%
500,000		Anheuser-Busch InBev Finance, Inc., 2.625%, 01/17/23	466,803	0.7
626,000	#	Heineken NV, 3.400%, 04/01/22	613,904	1.0
488,000		Molson Coors Brewing Co., 5.000%, 05/01/42	477,241	0.7
630,000		Reynolds American, Inc., 4.850% - 6.150%, 09/15/23 - 09/15/43	658,614	1.0
500,000	#	SABMiller Holdings, Inc., 3.750%, 01/15/22	505,068	0.8
650,000		Wal-Mart Stores, Inc., 4.750%, 10/02/43	647,640	1.0
620,000		Other Securities	628,525	1.0
			3,997,795	6.2
		Energy: 9.4%
500,000		Chevron Corp., 3.191%, 06/24/23	492,337	0.8
650,000		Enbridge, Inc., 4.000%, 10/01/23	649,815	1.0
500,000		Energy Transfer Partners L.P., 3.600%, 02/01/23	466,847	0.7
500,000		Enterprise Products Operating LLC, 3.350%, 03/15/23	474,369	0.7

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
320,000	#	GS Caltex Corp., 3.250%, 10/01/18	$319,270	0.5
500,000		Kinder Morgan Energy Partners L.P., 3.450%, 02/15/23	468,720	0.7
550,000		ONEOK Partners L.P., 2.000%, 10/01/17	546,655	0.9
315,000		ONEOK Partners L.P., 6.200%, 09/15/43	325,578	0.5
2,283,000		Other Securities	2,318,895	3.6
			6,062,486	9.4
		Financials: 36.3%
650,000		American International Group, Inc., 3.375% - 5.850%, 01/16/18 - 08/15/20	699,500	1.1
600,000		American Tower Corp., 4.700% - 5.000%, 03/15/22 - 02/15/24	586,459	0.9
750,000		Bank of America Corp., 3.300%, 01/11/23	704,252	1.1
500,000		Bank of America Corp., 4.100%, 07/24/23	498,105	0.8
250,000		Bank of America Corp., 8.000%, 12/29/49	273,123	0.4
300,000		Barclays Bank PLC, 7.625%, 11/21/22	298,125	0.5
200,000	#	Barclays Bank PLC, 6.050%, 12/04/17	223,026	0.3
700,000		BB&T Corp., 2.050%, 06/19/18	698,125	1.1
1,794,000		Citigroup, Inc., 1.750% - 6.675%, 05/07/15 - 12/29/49	1,785,325	2.8
700,000	#	Credit Suisse AG, 6.500%, 08/08/23	709,773	1.1
500,000		Discover Bank/Greenwood DE, 2.000% - 4.200%, 02/21/18 - 08/08/23	494,592	0.8
633,000		Ford Motor Co., 3.000%, 06/12/17	651,309	1.0
600,000		General Electric Capital Corp., 4.375% - 7.125%, 09/16/20 - 12/15/49	647,266	1.0
330,000		Goldman Sachs Group, Inc./The, 2.900%, 07/19/18	333,094	0.5

See Accompanying Notes to Financial Statements

18

ING INVESTMENT GRADE CREDIT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
750,000		Goldman Sachs Group, Inc., 3.625%, 01/22/23	$718,895	1.1
306,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	320,280	0.5
451,000		Hartford Financial Services Group, Inc., 6.625% - 8.125%, 06/15/38 - 03/30/40	530,445	0.8
550,000	#	HSBC Bank PLC, 1.500%, 05/15/18	535,318	0.8
600,000		Huntington Bancshares, Inc., 2.600%, 08/02/18	601,069	0.9
1,000,000		JPMorgan Chase & Co., 3.375%, 05/01/23	909,076	1.4
750,000		JPMorgan Chase & Co., 1.625% - 5.150%, 09/15/14 - 05/29/49	726,361	1.1
700,000		MetLife, Inc., 4.368%, 09/15/23	733,589	1.1
1,000,000		Morgan Stanley, 4.100%, 05/22/23	934,935	1.4
400,000		Morgan Stanley, 4.100% - 5.500%, 01/26/15 - 07/28/21	432,385	0.7
505,000		Royal Bank of Scotland Group PLC, 6.100%, 06/10/23	510,583	0.8
600,000		SLM Corp., 5.500%, 01/15/19	594,958	0.9
554,000	#	Standard Chartered PLC, 3.950%, 01/11/23	522,331	0.8
300,000		Wells Fargo & Co., 3.450%, 02/13/23	281,462	0.5
6,443,000		Other Securities	6,493,576	10.1
			23,447,337	36.3
		Health Care: 7.2%
500,000		AbbVie, Inc., 4.400%, 11/06/42	454,392	0.7
450,000		Hospira, Inc., 5.800%, 08/12/23	458,870	0.7
611,000		Howard Hughes Medical Institute, 3.500%, 09/01/23	611,117	1.0
500,000	#	Mylan, Inc./PA, 2.600%, 06/24/18	499,775	0.8
500,000		St Jude Medical, Inc., 3.250%, 04/15/23	476,369	0.7

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Health Care: (continued)
500,000		WellPoint, Inc., 2.300%, 07/15/18	$500,904	0.8
350,000	#	Zoetis, Inc., 4.700%, 02/01/43	327,387	0.5
1,395,000		Other Securities	1,316,217	2.0
			4,645,031	7.2
		Industrials: 5.0%
700,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	709,625	1.1
650,000		Cummins, Inc., 3.650%, 10/01/23	656,031	1.0
325,000		Cummins, Inc., 4.875%, 10/01/43	331,513	0.5
1,000,000		General Electric Capital Corp., 3.100%, 01/09/23	937,741	1.4
350,000	#	Glencore Funding LLC, 2.500%, 01/15/19	328,559	0.5
355,000		Other Securities	301,962	0.5
			3,265,431	5.0
		Information Technology: 3.4%
500,000		EMC Corp./MA, 3.375%, 06/01/23	489,801	0.7
500,000		Oracle Corp., 3.625%, 07/15/23	499,908	0.8
1,320,000		Other Securities	1,241,698	1.9
			2,231,407	3.4
		Materials: 5.0%
325,000		BHP Billiton Finance USA Ltd, 3.850%, 09/30/23	328,314	0.5
1,000,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	1,022,314	1.6
600,000		Rio Tinto Finance USA PLC, 2.250%, 12/14/18	592,442	0.9
1,281,000		Other Securities	1,268,569	2.0
			3,211,639	5.0
		Telecommunication Services: 6.3%
900,000		AT&T, Inc., 4.300%, 12/15/42	752,071	1.2
250,000		AT&T, Inc., 5.350%, 09/01/40	243,455	0.4
917,000		Verizon Communications, Inc., 5.150%, 09/15/23	985,172	1.5

See Accompanying Notes to Financial Statements

19

ING INVESTMENT GRADE CREDIT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Telecommunication Services: (continued)
675,000		Verizon Communications, Inc., 6.400%, 09/15/33	$751,702	1.1
500,000		Verizon Communications, Inc., 6.550%, 09/15/43	566,368	0.9
825,000		Other Securities	783,536	1.2
			4,082,304	6.3
		Utilities: 7.4%
419,000		Duke Energy Corp., 5.050%, 09/15/19	467,664	0.7
250,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	253,766	0.4
500,000		Nisource Finance Corp., 3.850%, 02/15/23	489,700	0.8
650,000		Peco Energy Co., 4.800%, 10/15/43	665,887	1.0
2,949,000		Other Securities	2,886,364	4.5
			4,763,381	7.4
		Total Corporate Bonds/Notes (Cost $61,736,890)	61,563,234	95.3

U.S. TREASURY OBLIGATIONS: 3.0%
		U.S. Treasury Bonds: 2.6%
8,000		2.500%, due 08/15/23	7,923	0.0
2,022,000		2.875%, due 05/15/43	1,716,172	2.6
			1,724,095	2.6
		U.S. Treasury Notes: 0.4%
256,000		Other Securities	255,650	0.4
		Total U.S. Treasury Obligations (Cost $1,951,792)	1,979,745	3.0

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.3%
		Financials: 0.3%
8,000	P	Wells Fargo & Co.	$190,960	0.3

		Total Preferred Stock (Cost $200,000)	190,960	0.3

		Total Investments in Securities (Cost $63,888,682)	$63,733,939	98.6
		Assets in Excess of Other Liabilities	882,652	1.4

		Net Assets	$64,616,591	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
P	Preferred Stock may be called prior to convertible date.
Cost for federal income tax purposes is $63,914,240.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$842,194
Gross Unrealized Depreciation	(1,022,495)

Net Unrealized Depreciation	$(180,301)

See Accompanying Notes to Financial Statements

20

ING INVESTMENT GRADE CREDIT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Preferred Stock	$190,960	$—	$—	$190,960
Corporate Bonds/Notes	—	61,563,234	—	61,563,234
U.S. Treasury Obligations	—	1,979,745	—	1,979,745

Total Investments, at fair value	$190,960	$63,542,979	$—	$63,733,939

Other Financial Instruments+
Futures	274,976	—	—	274,976

Total Assets	$465,936	$63,542,979	$—	$64,008,915

Liabilities Table
Other Financial Instruments+
Futures	$(422,195)	$—	$—	$(422,195)

Total Liabilities	$(422,195)	$—	$—	$(422,195)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

ING Investment Grade Credit Fund Open Futures Contracts on September 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	16	12/31/13	$3,524,250	$9,830
U.S. Treasury 5-Year Note	179	12/31/13	21,667,391	224,738
U.S. Treasury Ultra Long Bond	12	12/19/13	1,705,125	40,408

			$26,896,766	$274,976

Short Contracts
U.S. Treasury 10-Year Note	(118)	12/19/13	$(14,914,094)	$(240,931)
U.S. Treasury Long Bond	(89)	12/19/13	(11,870,375)	(181,264)

			$(26,784,469)	$(422,195)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of March 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Interest rate contracts	Net Assets-Unrealized depreciation*	$591,914

Total Liability Derivatives		$591,914

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

21

ING INVESTMENT GRADE CREDIT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended March 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(4,782,790)

Total	$(4,782,790)

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(2,422,421)

Total	$(2,422,421)

See Accompanying Notes to Financial Statements

22

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Separate Portfolios Trust Registrant was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

2	To approve a new investment advisory agreement for ING Investment Grade Credit Fund (the “Credit Fund”) with ING IM prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To elect 13 nominees to the Board of Trustees (the “Board”) of the Trust.

5	To approve a new investment advisory agreement with ING Investments and a new investment sub-advisory agreement with ING IM with respect to the Credit Fund, and to approve, under certain circumstances, any future advisory and sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

6	To approve a change in the fundamental investment policy on cencentration with respect to the Credit Fund.

7	To approve a manager-of-managers policy with respect to the Credit Fund to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Credit Fund’s shareholders.

8	To approve a modification to the current manager-of-managers policy with respect to certain Funds to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING Investment Grade Credit Fund	2	*	952,228.117	0.000	0.000	0.000	952,228.117
	5	*	952,228.117	0.000	0.000	0.000	952,228.117
	6	*	952,228.117	0.000	0.000	0.000	952,228.117
	7	*	952,228.117	0.000	0.000	0.000	952,228.117
	8	*	952,228.117	0.000	0.000	0.000	952,228.117

*	Proposals deferred; adjourned to May 13, 2013

ING Separate Portfolios Trust Registrant

	Proposal		For All	Withhold All	For all Except	Broker non-vote	Total shares voted
Colleen D. Baldwin	4	**	40,609,230.792	2,223,204.500	0.000	0.000	42,832,435.292
John V. Boyer	4	**	40,544,722.792	2,287,712.500	0.000	0.000	42,832,435.292
Patricia W. Chadwick	4	**	40,604,521.792	2,227,913.500	0.000	0.000	42,832,435.292
Albert E. DePrince, Jr.	4	**	40,434,745.792	2,397,689.500	0.000	0.000	42,832,435.292
Peter S. Drotch	4	**	40,491,032.792	2,341,402.500	0.000	0.000	42,832,435.292
J. Michael Earley	4	**	40,541,723.792	2,290,711.500	0.000	0.000	42,832,435.292
Martin J. Gavin***	4	**	40,581,706.792	2,250,728.500	0.000	0.000	42,832,435.292
Russell H. Jones	4	**	40,510,476.792	2,321,958.500	0.000	0.000	42,832,435.292
Patrick W. Kenny	4	**	40,497,005.792	2,335,429.500	0.000	0.000	42,832,435.292
Shaun P. Mathews	4	**	40,530,902.792	2,301,532.500	0.000	0.000	42,832,435.292
Joseph E. Obermeyer	4	**	40,538,673.792	2,293,761.500	0.000	0.000	42,832,435.292
Sheryl K. Pressler	4	**	40,607,536.792	2,224,898.500	0.000	0.000	42,832,435.292
Roger B. Vincent	4	**	40,461,260.792	2,371,174.500	0.000	0.000	42,832,435.292

**Proposal	passed
***	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

A special meeting of shareholders of the ING Separate Portfolios Trust Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING Investment Grade Credit Fund	2	*	952,228.117	0.000	0.000	0.000	952,228.117
	5	*	952,228.117	0.000	0.000	0.000	952,228.117
	6	*	952,228.117	0.000	0.000	0.000	952,228.117
	7	*	952,228.117	0.000	0.000	0.000	952,228.117
	8	*	952,228.117	0.000	0.000	0.000	952,228.117

*	Proposals passed

23

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Fund, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, sub-adviser to the Fund, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Fund, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the administrator for the Fund, will be renamed Voya Funds Services, LLC. The Fund as well as the Registrant that the Fund is organized under will also be renamed.

The new Registrant and Fund name will be as follows:

Current Registrant Name / Current Fund Name	New Registrant Name / New Fund Name, effective May 1, 2014
ING Separate Portfolios Trust	Voya Separate Portfolios Trust
ING Investment Grade Credit Fund	Voya Investment Grade Credit Fund

24

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-IGCFSMA	(0913-112113)

Semi-Annual Report

September 30, 2013

Class P*

■	ING Emerging Markets Corporate Debt Fund

■	ING Emerging Markets Hard Currency Debt Fund

■	ING Emerging Markets Local Currency Debt Fund

*	Patent Pending

 E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	7
Statements of Assets and Liabilities	8
Statements of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to Financial Statements	13
Summary Portfolios of Investments	25
Shareholder Meeting Information	43
Advisory Contract Approval Discussion	45
Additional Information	50

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Looking ahead with confidence

Dear Shareholder,

It seems that every few years some pundits claim that diversification is dead and that the United States is the only market worthy of investment for the foreseeable future. Generally, these pundits are proven wrong, as they were in the third quarter of 2013. Despite a summer filled with worries such as less economic stimulus from the Fed, potential war in the Middle East and rising interest rates, equity markets turned in exceptional performances, most notably the resurgent global markets. Meanwhile the dramatic comeback of global fixed income provided perhaps the biggest surprise of all.

The swift recovery of the international developed and emerging markets illustrates the need to remain well-diversified. Though it can be tempting to time diversification, in our view it is misguided to continuously tilt portfolios one way or the other in an effort to counter bouts of uncertainty. One should not play games with diversification; investing during uncertain times requires effective, disciplined strategy — broad global diversification that casts a net as far and wide as possible — to pursue reduced risk and increased return. If you are contemplating any changes to your investment portfolio, please make sure to discuss them thoroughly with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the first to rebrand.1 As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we will remain committed to delivering unmatched client service with a focus on sustainable long-term investment results.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
October 15, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1	Please see the “Additional Information” section regarding rebranding details on page 50.

MARKET PERSPECTIVE: SIX MONTHS ENDED SEPTEMBER 30, 2013

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 9.79% in 2013; however, there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn’t an issue. Such arguments would be tested in the months through September, by which point the Index had added another 8.26%. (The MSCI World IndexSM returned 8.87% for the six-months ended September 30, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the “tapering” of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don’t be too worried.

Markets didn’t buy it. Bond yields soared and by June 24 the Index had given back 8%. The securities and currencies of a number of emerging markets were hit particularly hard, especially those with current account deficits and stumbling growth, like Turkey, Brazil, Indonesia and India. This led nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time. Not only were markets being heavily influenced by central bankers; evidently central bankers were more than a little sensitive to their effect on markets.

Soothed by these and later words of comfort in July, investors drove the Index to a new high for the year on August 2. From there the Index retreated 4% by month-end as sentiment was further dampened by the threat of military engagement in the Middle East; however, it was only a pause. With U.S. unemployment falling to 7.3%, the economy growing at 2.5% and core inflation tame at 1.8%, investors were becoming increasingly reconciled to a September 18 announcement by the Federal Reserve of the imminent tapering of their bond purchases. Middle East tensions eased and by the time Chairman Bernanke prepared to speak on that day, the Index was again at a peak for 2013. It received another boost when Mr. Bernanke surprised the world by saying that purchases would be maintained at present levels. It didn’t last. After all, tapering had only been postponed. And there were other things to worry about, like Congressional gridlock that might shut the government down at the end of September and in mid-October trigger a debt ceiling crisis of the type that hit markets so hard in 2011.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 1.77% in the six months through September, despite a late bounce, as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 7.69%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%. But the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 0.81%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 8.31%, albeit down 2.5% from its September 18 record closing high. The consumer discretionary sector did best with a gain of 15.13%, followed by industrials 11.97%. The worst performers were the previously in-favor telecommunications sector –3.44% and utilities –2.55%. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2013. But could this last given that the share of profits in national income was historically high?

In currency markets the dollar fell 5.23% against the euro during the six months and 6.10% against the pound, on better economic news from Europe and, some commentators argued, as sales of longer dated U.S. dollar-denominated bonds were partly reinvested in other currencies. But the dollar advanced 4.30% on the yen on confidence that the new Japanese government’s policy to weaken the yen would succeed.

In international markets, the MSCI Japan® Index jumped 16.22% in the six months through September. Encouragingly, gross domestic product (“GDP”) grew at 3.8% annualized in the second quarter of 2013 after 4.1% in the first. Core consumer prices started rising again, necessary to encourage consumers and companies to spend, although it was mostly driven by energy costs. The MSCI Europe ex UK® Index rose 9.60%, the euro zone at last reporting a slim quarterly GDP growth rate of 0.3% after six straight quarterly declines. The numbers unemployed edged down in June and July, but not enough to dent the record rate of 12.1%. The closely watched composite purchasing managers’ index recorded six straight months of expansion. The MSCI UK® Index added only 2.79%, weighed down by weak Energy and Banking sectors. GDP in the second quarter of 2013 registered an improved 0.7% growth rate, with the third quarter looking even better. Purchasing managers’ indices powered ahead and unemployment receded to 7.7%.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
JP Morgan Corporate Emerging Markets Bond Index Diversified
A liquid global benchmark for US-dollar corporate emerging market bonds. The CEMBI DIVERSIFIED limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, balanced weightings for countries included in the index.

JP Morgan Emerging Markets Bond Index Global Diversified
Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

JP Morgan Government Bond Index — Emerging Markets Global Diversified
A comprehensive, global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

ING EMERGING MARKETS CORPORATE DEBT FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of September 30, 2013 (as a percentage of net assets)

Russia	10.9%
Mexico	9.3%
Brazil	8.5%
China	8.1%
Hong Kong	7.4%
Turkey	6.3%
Colombia	5.9%
Chile	5.0%
United Arab Emirates	4.8%
India	4.5%
Countries between 0.6%–2.8%ˆ	26.0%
Assets in Excess of Other Liabilities*	3.3%
Net Assets	100.0%

* Includes short-term investments.
ˆ Includes 17 countries, which each represents 0.6%–2.8% of net assets.
Portfolio holdings are subject to change daily.

ING Emerging Markets Corporate Debt Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Kurt Kringelis, CFA, and Anil Katarya, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six months ended September 30, 2013, the Fund’s Class P shares returned –4.69%, compared to the JP Morgan Corporate Emerging Markets Bond Index Diversified (the “Index” or “JPM CEMBI”) which returned –4.26% for the same period.

Portfolio Specifics: With the expectation of positive global growth and ample central bank liquidity, and consistent with our fundamental assessments, 2013 was to be a “carry” year supportive of the emerging markets complex, as asset flows continued to search for yield in a low interest rate world. However, in response to higher developed market interest rates driven primarily by concerns that surfaced in May about the U.S. Federal Reserve Board (the “Fed”) tapering its asset purchase programs, slower Chinese growth, weaker commodity prices, and turbulence in the Middle East; emerging markets and emerging markets corporate debt specifically experienced significant volatility and technical selling pressure that trumped the majority of positive fundamental developments for the period.

The Fund benefited from strong security selection in the telecommunications and utilities industries. The Fund also received combined benefit from reductions in the metals and mining industry in favor of increased exposure to the more defensive and less cyclically-oriented telecommunications and utilities sectors. Our positioning adjustments across the various industries were predicated on a cautious to neutral view of the market, with a goal of maintaining a defensive posture. The Fund was negatively impacted by an underweight position in financial industry in the first half of the reporting period.

Top Ten Holdings as of September 30, 2013* (as a percentage of net assets)

Cemex SAB de CV, 9.000%, 01/11/18	1.7%
Myriad International Holdings BV, 6.000%, 07/18/20	1.7%
MCE Finance Ltd., 5.000%, 02/15/21	1.6%
Country Garden Holdings Co. Ltd, 7.250%, 04/04/21	1.6%
Dolphin Energy Ltd., 5.500%, 12/15/21	1.4%
BBVA, 6.750%, 09/30/22	1.4%
Abu Dhabi National Energy Co., 5.875%, 12/13/21	1.4%
Ecopetrol SA, 7.625%, 07/23/19	1.3%
Israel Electric Corp. Ltd., 7.250%, 01/15/19	1.3%
Empresa de Energia de Bogota SA, 6.125%, 11/10/21	1.3%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Being long duration also negatively impacted performance for part of the reporting period as the market priced in an earlier than expected potential unwind of the Fed’s Quantitative Easing (“QE”) tapering program. The Fund is currently neutral in duration terms relative to the benchmark. Treasury futures were used during the period to manage duration.

Current Strategy & Outlook: Corporate spreads remain historically wide relative to domestic credit, as the market tries to determine the appropriate relative valuation in an environment of flat to falling commodity prices. Although idiosyncratic risks remain, we believe supportive fundamentals in the developed world, continued improvement in China and the reaffirmation of Fed liquidity should be supportive of emerging markets corporates, though improvements will not necessarily be uniform. At the start of the next reporting period, the Fund is neutral in its duration positioning versus the benchmark. From a credit risk perspective, the Fund is overweight risk within the middle of the market and overweight the high yield segment of the market.

*	Effective April 5, 2013, Jennifer Gorgoll was replaced by Kurt Kringelis as a portfolio manager to the Fund. Effective June 11, 2013, Michael Hyman was removed as a portfolio manager of the Fund and Anil Katarya was added as a portfolio manager of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	ING EMERGING MARKETS HARD CURRENCY DEBT FUND

Geographic Diversification as of September 30, 2013 (as a percentage of net assets)

Venezuela	6.6%
Russia	5.5%
Mexico	4.7%
Ukraine	4.7%
Turkey	4.2%
Philippines	4.0%
Brazil	4.0%
Kazakhstan	3.4%
Panama	3.2%
Croatia	3.2%
Countries between 0.2%–3.0%ˆ	54.2%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 39 countries, which each represents 0.2%–3.0% of net assets.
Portfolio holdings are subject to change daily.

ING Emerging Markets Hard Currency Debt Fund (the “Fund”) seeks to maximize total return through a combination of income and capital appreciation. The Fund is managed by Matthew Toms, CFA, and A. Banu Asik Elizondo, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six months ended September 30, 2013, the Fund’s Class P shares returned –5.05%, compared to the JP Morgan Emerging Markets Bond Index Global (the “Index” or “JPM EMBI”) which returned –4.52% for the same period.

Portfolio Specifics: With the expectation of positive global growth and ample central bank liquidity, and consistent with our fundamental assessments, 2013 was to be a “carry” year supportive of the emerging markets complex, as asset flows continued to search for yield in a low interest rate world. However, in response to higher developed market interest rates driven primarily by concerns that surfaced in May about the U.S. Federal Reserve Board (the “Fed”) tapering its asset purchase programs, slower Chinese growth, weaker commodity prices and turbulence in the Middle East: emerging market sovereigns experienced significant volatility and technical selling pressure that trumped the majority of positive fundamental developments for the period.

On a relative basis, the Fund was broadly underweight in investment grade Latin America (“LATAM”) and investment grade Asia entering the period in contrast to selective, overweight positions in Central Europe and Africa. These overweights were reduced throughout the period — specifically, Egypt in early April, Turkey at the beginning of June and Pakistan later in June — which helped to mitigate market volatility. By September, once news that the Fed would not taper its asset purchases and Janet Yellen would prove the likely “dovish” successor of Fed Chairman Bernanke, we began to add back risk in Egypt and increased exposures in Colombia, Uruguay and the Philippines, while maintaining an underweight position in Turkey, which helped relative results. Asset allocation was broadly positive for the reporting period, although offset by high beta exposures to Venezuela. During the period, futures were used to take positions in U.S. rates. In addition, we also bought and maintained single name five-year credit default swaps (“CDS”) to underweight Turkey in response to political uncertainty and selectively hedged exposures to Venezuela with single (“name”) CDS.

In addition, our long duration posture and overweight to U.S. rates proved vulnerable to the sustained global duration selloff driven by Fed tapering fears.

Top Ten Holdings as of September 30, 2013 (as a percentage of net assets)

Petroleos de Venezuela SA, 9.750%, 05/17/35	3.3%
Petroleos Mexicanos, 5.500%, 06/27/44	3.0%
Transnet SOC Ltd., 4.000%, 07/26/22	3.0%
Petroleos de Venezuela SA, 4.900%, 10/28/14	2.7%
Philippine Government International Bond, 7.750%, 01/14/31	2.5%
Republic of Belarus, 8.750%, 08/03/15	2.3%
Poland Government International Bond, 3.000%, 03/17/23	2.2%
Hrvatska Elektroprivreda, 6.000%, 11/09/17	2.0%
Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	1.9%
El Fondo Mivivienda SA, 3.500%, 01/31/23	1.9%
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: While idiosyncratic weakness in China, higher developed market interest rates and weaker commodity prices have been a drag on emerging markets, we believe improving global growth and reaffirmation of easy monetary policy worldwide should create a supportive environment for emerging market sovereigns to find stability despite fundamental challenges. While the technical picture may continue to dominate flows for the remainder of the year, the recent improvement gives us greater conviction that sovereigns could stabilize. We are starting the final quarter of 2013 overweight spreads, but are neutral on duration and interest rate risk versus the benchmark. Our constructive view on sovereign credit risk is reflected in our bias to be overweight on LATAM and Europe, the Middle East and Africa (“EMEA”) and underweight Asia. We are holding a position in cash at the moment in order to be able to take advantage of any temporary pullbacks

*	Effective June 11, 2013, Marcelo Assalin was removed as a portfolio manager of the Fund and Matthew Toms and A. Banu Asik Elizondo were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

ING EMERGING MARKETS LOCAL CURRENCY DEBT FUND	PORTFOLIO MANAGERS’ REPORT

Geographic Diversification as of September 30, 2013 (as a percentage of net assets)

Turkey	9.7%
Mexico	8.6%
Indonesia	8.4%
South Africa	6.4%
Brazil	6.0%
Russia	6.0%
Malaysia	5.4%
Poland	5.1%
Thailand	4.8%
Peru	4.6%
Countries between 1.2%–3.3%ˆ	14.0%
Assets in Excess of Other Liabilities*	21.0%
Net Assets	100.0%
* Includes short-term investments.
ˆ Includes 7 countries, which each represents 1.2%–3.3% of net assets.
Portfolio holdings are subject to change daily.

ING Emerging Markets Local Currency Debt Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Naveen Kunam and Brian Timberlake, CFA, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the six months ended September 30, 2013, the Fund’s Class P shares returned –9.41%, compared to the JP Morgan Government Bond Index — Emerging Markets Global Diversified (the “Index” or “JPM GBI-EM”) which returned –7.44% for the same period.

Portfolio Specifics: With the expectation of positive global growth and ample central bank liquidity, and consistent with our fundamental assessments, 2013 was to be a “carry” year supportive of the emerging markets complex, as asset flows continued to search for yield in a low interest rate, low return world. However, in response to higher developed market interest rates, driven primarily by concerns that surfaced in May about the U.S. Federal Reserve Board (the “Fed”) tapering its asset purchase programs, a stronger developed market growth outlook — particularly in the United States — versus the emerging world, weaker commodity prices and turbulence in the Middle East, emerging market local currency sovereigns experienced significant volatility, idiosyncratic weakness and technical selling pressure for the majority of the period.

Active duration and currency overweights detracted from performance during the reporting period. Both duration and currency overweights were pared on a tactical basis to weather the significant volatility that permeated the marketplace. That being said, overweights were broadly maintained given our long-term strategic fundamental views for emerging markets and central bank liquidity. When stability returned to the markets in September with the Fed’s decision not to taper its asset purchase program, both our active duration and currency exposures were rewarded and helped to partially offset negative absolute and relative results. The Fund employed U.S. Treasury futures, interest rate swaps and currency forwards to manage both duration and currency risks during the period.

The Fund held tactical duration overweights and took curve exposures during the period in Brazil, Mexico, South Africa, Russia and Dominican Republic. The Fund also held underweight duration positions in Chile, Poland and Malaysia. Security selection contributed to relative results, notably in Russia, South Africa, Turkey and the Dominican Republic; however, the overall long duration held at the Fund level — notably in Brazil, Nigeria and The Philippines — detracted from performance. In terms of currencies, the Fund held overweight currency positions in Brazil, Mexico, Chile, Malaysia, India, Poland, Nigeria and Russia, most notably.

Top Ten Holdings as of September 30, 2013 (as a percentage of net assets)

Turkey Government Bond, 9.000%, 03/08/17	6.4%
Deutsche Bank AG, (Republic of Indonesia), 8.250%, 06/17/32	4.9%
South Africa Government Bond, 6.250%, 03/31/36	4.5%
Russian Federal Bond — OFZ, 7.600%, 04/14/21	4.2%
Brazil Notas do Tesouro Nacional Serie F, 01/01/15	4.0%
Thailand Government Bond, 3.650%, 12/17/21	4.0%
JPMorgan Chase & Co., (Republic of Indonesia), 6.250%, 04/17/17	3.5%
Malaysia Government Bond, 3.480%, 03/15/23	3.2%
Citigroup Funding, Inc., (Republic of Colombia), 7.500%, 08/27/26	3.1%
Mexican Bonos, 8.500%, 11/18/38	2.8%
Portfolio holdings are subject to change daily.

Current Strategy & Outlook: While idiosyncratic weakness in China, higher developed market interest rates and weaker commodity prices have been a drag on emerging markets, we believe improving global growth and reaffirmation of easy monetary policy worldwide should create a supportive environment for emerging market sovereigns to find stability despite fundamental challenges. While the technical picture may continue to dominate flows for the remainder of the year, the recent improvement gives us greater conviction that sovereigns could stabilize.

Emerging market local currency debt witnessed a tumultuous second quarter in 2013, followed by another sharp sell-off in August amid heightened market volatility, rising U.S. Treasury yields and a stronger U.S. dollar. However, emerging market local debt performed quite well in September, as valuations looked more compelling and the Fed, contrary to market expectations, did not begin the tapering of its asset purchase program. Performance has somewhat stabilized with the reduction in volatility. However, investors remain quite cautious as outflows from the emerging market asset class continue. We believe market volatility has to subside further for the broader asset class and local currencies sovereigns, in particular, to generate sustained positive returns. We believe reaffirmation of Fed liquidity, the end of the U.S. government shutdown, and the temporary reprieve from gridlock in Washington regarding the debt ceiling debate are all positive developments toward that end.

The Fund is currently overweight duration in Mexico, Russia, Brazil and Poland, while holding underweight duration positions in Thailand and Turkey. The overweight duration positions are due to the fact that we believe that valuation looks relatively attractive. Thailand and Turkey are the biggest underweight duration positions due to relatively expensive valuation in Thailand and lingering political concerns in Turkey. On the currency front, the Fund remains cautious as the medium-term outlook for a strong U.S. dollar has been tempered, but may not result in sustained strength for emerging markets currencies, in general. However, the Fund is marginally overweight currencies in Mexico, China, Nigeria, Russia and Malaysia due to relatively inexpensive valuations, while underweight in Brazil and South Africa.

*	Effective June 11, 2013, Marcelo Assalin was removed as a portfolio manager of the Fund and Naveen Kunam and Brian Timberlake were added as portfolio managers of the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2013*	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended September 30, 2013*
ING Emerging Markets Corporate Debt Fund
Class P	$1,000.00	$953.10	0.15%	$0.73	$1,000.00	$1,024.32	0.15%	$0.76
ING Emerging Markets Hard Currency Debt Fund
Class P	1,000.00	949.50	0.15	0.75	1,000.00	1,024.32	0.15	0.76
ING Emerging Markets Local Currency Debt Fund
Class P	1,000.00	905.90	0.15	0.76	1,000.00	1,024.32	0.15	0.76

*	Expenses are equal to each Funds’ respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2013 (UNAUDITED)

	ING Emerging Markets Corporate Debt Fund	ING Emerging Markets Hard Currency Debt Fund	ING Emerging Markets Local Currency Debt Fund
ASSETS:
Investments in securities at fair value*	$60,545,082	$154,555,780	$74,768,420
Short-term investments at fair value**	2,159,000	2,026,000	615,611
Total investments at fair value	$62,704,082	$156,581,780	$75,384,031
Cash	640,365	406,159	1,751
Cash collateral for futures	182,403	319,583	84,888
Foreign currencies at value***	—	—	18,712,180
Receivable for derivatives collateral (Note 2)	—	—	1,100,000
Receivables:
Investment securities sold	919,320	800,625	—
Dividends	26	127	105
Interest	786,327	2,382,745	1,224,587
Foreign tax reclaims	—	—	950
Variation margin	937	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	771,276
Upfront payments paid on OTC swap agreements	—	223,570	—
Unrealized appreciation on OTC swap agreements	—	95,687	16,606
Prepaid expenses	11,715	12,173	12,188
Reimbursement due from manager	2,000	—	12,080
Total assets	65,247,175	160,822,449	97,320,642
LIABILITIES:
Payable for investment securities purchased	2,636,642	2,525,887	8,911
Payable for variation margin	3,683	—	—
Unrealized depreciation on forward foreign currency contracts	—	19,749	499,065
Unrealized depreciation on OTC swap agreements	—	—	571,596
Payable for investment management fees	1,956	14,356	—
Payable to custodian due to foreign currency overdraft****	293	—	—
Payable for trustee fees	346	813	553
Payable for borrowings against line of credit	—	—	1,480,000
Other accrued expenses and liabilities	36,400	107,504	131,112
Total liabilities	2,679,320	2,668,309	2,691,237
NET ASSETS	$62,567,855	$158,154,140	$94,629,405
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$63,323,625	$170,635,365	$102,902,926
Undistributed net investment income	290,049	654,835	2,271,312
Accumulated net realized gain (loss)	774,786	(3,380,801)	(1,818,920)
Net unrealized depreciation	(1,820,605)	(9,755,259)	(8,725,913)
NET ASSETS	$62,567,855	$158,154,140	$94,629,405
_________________
* Cost of investments in securities	$62,360,011	$164,434,788	$83,128,667
** Cost of short-term investments	$2,159,000	$2,026,000	$621,061
*** Cost of foreign currencies	$—	$—	$18,754,707
**** Cost of foreign currency overdraft	$283	$—	$—

Class P
Net assets	$62,567,855	$158,154,140	$94,629,405
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	6,446,281	16,960,674	10,385,970
Net asset value and redemption price per share	$9.71	$9.32	$9.11

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2013 (UNAUDITED)

	ING Emerging Markets Corporate Debt Fund	ING Emerging Markets Hard Currency Debt Fund	ING Emerging Markets Local Currency Debt Fund
INVESTMENT INCOME:
Dividends	$449	$759	$886
Interest, net of foreign taxes withheld*	1,707,157	4,590,712	2,785,540
Total investment income	1,707,606	4,591,471	2,786,426
EXPENSES:
Investment management fees	295,076	530,015	387,982
Transfer agent fees	106	199	157
Administrative service fees	34,714	81,540	55,425
Shareholder reporting expense	3,500	8,790	9,268
Registration fees	19,953	29,753	25,336
Professional fees	16,647	31,015	26,158
Custody and accounting expense	4,468	19,732	83,241
Trustee fees	1,039	2,440	1,658
Offering expense	19,021	24,226	27,353
Miscellaneous expense	3,174	7,356	8,261
Interest expense	1,224	609	1,779
Total expenses	398,922	735,675	626,618
Net waived and reimbursed fees	(347,191)	(612,091)	(541,213)
Net expenses	51,731	123,584	85,405
Net investment income	1,655,875	4,467,887	2,701,021
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(181,994)	(4,337,646)	(782,501)
Foreign currency related transactions	(444)	94,539	(1,582,491)
Futures	(190,298)	(669,604)	(154,217)
Swaps	—	(221,997)	(446,598)
Net realized loss	(372,736)	(5,134,708)	(2,965,807)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,957,782)	(7,839,867)	(8,520,339)
Foreign currency related transactions	87	(56,788)	100,337
Futures	(6,625)	153,017	46,027
Swaps	—	95,687	(448,777)
Net change in unrealized appreciation (depreciation)	(3,964,320)	(7,647,951)	(8,822,752)
Net realized and unrealized loss	(4,337,056)	(12,782,659)	(11,788,559)
Decrease in net assets resulting from operations	$(2,681,181)	$(8,314,772)	$(9,087,538)
_________________
* Foreign taxes withheld	$1,021	$1,970	$122,514

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Emerging Markets Corporate Debt Fund		ING Emerging Markets Hard Currency Debt Fund
	Six Months Ended September 30, 2013	August 9, 2012(1) to March 31, 2013	Six Months Ended September 30, 2013	August 9, 2012(1) to March 31, 2013
FROM OPERATIONS:
Net investment income	$1,655,875	$2,808,871	$4,467,887	$4,727,475
Net realized gain (loss)	(372,736)	1,263,709	(5,134,708)	2,623,211
Net change in unrealized appreciation (depreciation)	(3,964,320)	2,143,715	(7,647,951)	(2,107,308)
Increase (decrease) in net assets resulting from operations	(2,681,181)	6,216,295	(8,314,772)	5,243,378

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,845,140)	(2,376,674)	(4,668,306)	(3,889,608)
Net realized gains	—	(102,473)	—	(891,422)
Total distributions	(1,845,140)	(2,479,147)	(4,668,306)	(4,781,030)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	97,300	98,344,808	456,500	176,076,592
Reinvestment of distributions	720,510	14,911	2,226,598	15,180
	817,810	98,359,719	2,683,098	176,091,772
Cost of shares redeemed	(35,650,000)	(170,501)	(7,650,000)	(450,000)
Net increase (decrease) in net assets resulting from capital share transactions	(34,832,190)	98,189,218	(4,966,902)	175,641,772
Net increase (decrease) in net assets	(39,358,511)	101,926,366	(17,949,980)	176,104,120

NET ASSETS:
Beginning of year or period	101,926,366	—	176,104,120	—
End of year or period	$62,567,855	$101,926,366	$158,154,140	$176,104,120
Undistributed net investment income at end of year or period	$290,049	$479,314	$654,835	$855,254
_________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Emerging Markets Local Currency Debt Fund
	Six Months Ended September 30, 2013	August 6, 2012(1) to March 31, 2013
FROM OPERATIONS:
Net investment income	$2,701,021	$4,390,723
Net realized gain (loss)	(2,965,807)	3,199,521
Net change in unrealized appreciation (depreciation)	(8,822,752)	96,839
Increase (decrease) in net assets resulting from operations	(9,087,538)	7,687,083

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,515,505)	(5,234,567)
Net realized gains	—	(130,224)
Total distributions	(1,515,505)	(5,364,791)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	—	146,322,510
Reinvestment of distributions	12,556	31,690
	12,556	146,354,200
Cost of shares redeemed	(38,902,600)	(4,554,000)
Net increase (decrease) in net assets resulting from capital share transactions	(38,890,044)	141,800,200
Net increase (decrease) in net assets	(49,493,087)	144,122,492

NET ASSETS:
Beginning of year or period	144,122,492	—
End of year or period	$94,629,405	$144,122,492
Undistributed net investment income at end of year or period	$2,271,312	$1,085,796
_________________
(1) Commencement of operations.

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)	Expenses net of fee waivers and/or recoupments if any (2)(3)	Expense net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Emerging Markets Corporate Debt Fund
Class P
09-30-13	10.46	0.26	(0.74)	(0.48)	0.27	—	—	0.27	—	9.71	(4.69)	1.15	0.15	0.15	4.77	62,568	51
08-09-12(4)–03-31-13	10.00	0.30	0.43	0.73	0.26	0.01	—	0.27	—	10.46	7.35	1.10	0.15	0.15	4.82	101,926	85
ING Emerging Markets Hard Currency Debt Fund
Class P
09-30-13	10.10	0.27	(0.77)	(0.50)	0.28	—	—	0.28	—	9.32	(5.05)	0.90	0.15	0.15	5.48	158,154	105
08-09-12(4)–03-31-13	10.00	0.28	0.10	0.38	0.23	0.05	—	0.28	—	10.10	3.82	0.90	0.15	0.15	4.50	176,104	170
ING Emerging Markets Local Currency Debt Fund
Class P
09-30-13	10.16	0.25	(1.19)	(0.94)	0.11	—	—	0.11	—	9.11	(9.41)	1.13	0.15	0.15	4.87	94,629	109
08-06-12(4)–03-31-13	10.00	0.30	0.23	0.53	0.36	0.01	—	0.37	—	10.16	5.33	1.04	0.15	0.15	4.57	144,122	60

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Separate Portfolios (SPorts) Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of fifteen separately managed series. This report is for: ING Emerging Markets Corporate Debt Fund (“Corporate Debt”) ING Emerging Markets Hard Currency Debt Fund (“Hard Currency Debt”) and ING Emerging Markets Local Currency Debt Fund (“Local Currency Debt”) (each a “Fund,” and collectively, the “Funds”), each a non-diversified series of the Trust.

Each Fund offers Class P* Shares. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets. Expenses that are specific to a Fund are charged directly to that Fund. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Funds’ Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that

*	Patent Pending

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a Fund could obtain if it were to sell the security at the time of the close of the New York Stock Exchange (“NYSE”). Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable fair value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV.

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Funds’ Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the period ended September 30, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the use of Derivative Instruments. The Funds’ investment objectives permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Funds to purchase or sell a portfolio security at a time that otherwise would be favorable or

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the possible need to sell a portfolio security at a disadvantageous time because the Funds are required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of September 30, 2013, the maximum amount of loss that Hard Currency Debt and Local Currency Debt would incur if the counterparties to its derivative transactions failed to perform would be $319,257 and $787,882, respectively, which represents the gross payments to be received by the Funds on open forward foreign currency contracts and swaps were they to be unwound as of September 30, 2013.

The Funds’ master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ NAV, which could cause the Funds to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.

As of September 30, 2013, Hard Currency Debt and Local Currency Debt had a net liability position of $19,749 and $1,070,661, respectively, on open forward foreign currency contracts and swaps with credit related contingent features. If a contingent feature would have been triggered as of September 30, 2013, Hard Currency Debt and Local Currency Debt could have been required to pay this amount in cash to their counterparties. At September 30, 2013, Local Currency Debt had posted $1,100,000 in cash collateral for open OTC derivatives with its respective counterparties.

E.  Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the period ended September 30, 2013, Hard Currency Debt has entered into forward foreign currency contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk.

For the period ended September 30, 2013, Local Currency Debt has entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk.

The Funds use forward foreign currency contracts primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following the respective Summary Portfolio of Investments for open forward foreign currency contracts at September 30, 2013.

During the period ended September 30, 2013, the Funds had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Hard Currency Debt	$—	$1,278,397
Local Currency Debt	86,927,088	66,931,860

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended September 30, 2013, Corporate Debt, Hard Currency Debt and Local Currency Debt have purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve while maintaining overall duration. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended September 30, 2013, the Funds had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Corporate Debt	$6,385,453	$2,087,396
Hard Currency Debt	32,178,581	17,413,448
Local Currency Debt	5,301,234	5,775,068

Please refer to the tables following each respective Summary Portfolio of Investments for open futures contracts at September 30, 2013.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any, annually. Each Fund also declares and pays dividends consisting of ordinary income, if any, monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

made until the capital loss carryforwards have been fully utilized or expire.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

J.  Swap Agreements. The Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The fair value of the swap contract is recorded on each Fund’s Statement of Assets or Liabilities. During the term of the swap, changes in the fair value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Funds may sell credit default swaps which exposes the Funds to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Summary Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2013, if any, for which a Fund is seller of protection, are disclosed in each Fund’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

For the period ended September 30, 2013, Hard Currency Debt has purchased credit protection through credit default swaps with an average notional amount of $3,723,000 to decrease exposure to the credit risk of individual securities to hedge against anticipated potential credit events. Please refer to the table following the Summary Portfolio of Investments for open credit default swaps held by Hard Currency Debt at September 30, 2013.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the period ended September 30, 2013, Local Currency Debt entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $26,289,796.

For the period ended September 30, 2013, Local Currency Debt entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $18,925,605.

Local Currency Debt entered into interest rate swaps to adjust interest rate and yield curve exposures and to

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for open interest rate swaps held by Local Currency Debt at September 30, 2013.

K.  Credit-Linked Notes. Local Currency Debt entered into credit-linked notes which are intended to replicate the economic effects that would apply had the Fund directly purchased the underlying reference asset. The risks of credit-linked notes include the potential default of the underlying reference asset, the movement in the value of the currency of the underlying reference asset relative to the credit-linked note, the potential inability of the Fund to dispose of the credit-linked note in the normal course of business, and the possible inability of the counterparties to fulfill their obligations under the contracts. Please refer to the Summary Portfolio of Investments for open credit-linked notes at September 30, 2013.

L.  Offering Costs. Costs incurred with the offering of shares of a Fund are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

M.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended September 30, 2013, the cost of purchases and proceeds from the sales of securities excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Corporate Debt	$34,324,775	$69,312,108
Hard Currency Debt	163,276,606	169,599,962
Local Currency Debt	102,877,545	134,852,080

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Corporate Debt — 0.85%; for Hard Currency Debt — 0.65%; and for Local Currency Debt — 0.70%. During the period, the Adviser was contractually obligated to waive its management fee. This waiver is not eligible for recoupment. Termination or modification of this contractual waiver requires approval by the Board.

ING Investment Management Co. LLC (“ING IM”), a Delaware limited liability company, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets. During the period, the Administrator was contractually obligated to waive its fee. This waiver is not eligible for recoupment. Termination or modification of this contractual waiver requires approval by the Board.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Funds.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2013, the following affiliated investment companies owned more than 5% of the following Funds:

Affiliated Investment Company	Fund	Percentage
ING Bond Portfolio	Corporate Debt	12.57%
	Hard Currency Debt	11.91
	Local Currency Debt	16.21
ING Global Bond Portfolio	Corporate Debt	22.59
	Hard Currency Debt	28.67
	Local Currency Debt	26.50
ING Intermediate Bond Portfolio	Corporate Debt	64.07
	Hard Currency Debt	59.07
	Local Currency Debt	56.38

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At September 30, 2013, the Funds did not have any payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities.

NOTE 7 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses to 0.15%.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of September 30, 2013 the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	September 30,
	2014	2015	2016	Total
Corporate Debt	$—	$—	$15,400	$15,400
Hard Currency Debt	$—	$—	$536	$536
Local Currency Debt	$—	$27,286	$156,840	$184,126

The Expense Limitation Agreement is contractual through August 1, 2014 and shall renew automatically for one-year terms unless: (i) The Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Management Agreement has been terminated.

NOTE 8 — LINE OF CREDIT

Emerging Markets Hard Currency and Emerging Markets Local Currency, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds were not a party to the Credit Agreement. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the period ended September 30, 2013:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Hard Currency Debt	8	$1,156,250	1.10%
Local Currency Debt(1)	2	2,760,000	1.09

(1)	At September 30, 2013, Local Currency Debt had an outstanding balance of $1,480,000.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Corporate Debt
Class P
9/30/2013	10,189	—	74,646	(3,382,653)	(3,297,818)	97,300	—	720,510	(35,650,000)	(34,832,190)
8/9/2012(1)–3/31/2013	9,759,061	—	1,432	(16,394)	9,744,099	98,344,808	—	14,911	(170,501)	98,189,218
Hard Currency Debt
Class P
9/30/2013	48,276	—	239,587	(759,156)	(471,293)	456,500	—	2,226,598	(7,650,000)	(4,966,902)
8/9/2012(1)–3/31/2013	17,474,388	—	1,472	(43,893)	17,431,967	176,076,592	—	15,180	(450,000)	175,641,772
Local Currency Debt
Class P
9/30/2013	—	—	1,211	(3,803,918)	(3,802,707)	—	—	12,556	(38,902,600)	(38,890,044)
8/6/2012(1)–3/31/2013	14,631,349	—	3,083	(445,755)	14,188,677	146,322,510	—	31,690	(4,554,000)	141,800,200

(1)	Commencement of operations.

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. Each Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Fund and its corresponding risks, see each Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit Risk (All Funds). A Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Investments (All Funds). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (All Funds). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended September 30, 2013	Initial Period Ended March 31, 2013
	Ordinary Income	Ordinary Income
Corporate Debt	$1,845,140	$2,479,147
Hard Currency Debt	4,668,307	4,781,030
Local Currency Debt	1,515,505	5,364,791

The tax-basis components of distributable earnings as of March 31, 2013 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Corporate Debt	$1,633,593	$—	$2,137,069
Hard Currency Debt	2,953,722	72,455	(2,524,127)
Local Currency Debt	2,380,138	—	(50,438)

The Funds’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2012, the year of commencement of operations.

As of September 30, 2013, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — RESTRUCTURING PLAN

The Investment Adviser, ING IM, the Administrator and the Distributor, are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

NOTES TO FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

NOTE 12 — RESTRUCTURING PLAN (continued)

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. In addition, shareholders of the Funds were asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. Shareholders of the Funds approved new advisory and sub-advisory agreements on May 13, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities’ loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

NOTE 13 — SUBSEQUENT EVENTS

Dividends. Subsequent to September 30, 2013, the Funds paid net investment income dividends of:

	Class	Per Share Amount	Payable Date	Record Date
Corporate Debt	P	$0.0383	October 2, 2013	September 30, 2013
	P	$0.0414	November 4, 2013	October 31, 2013
Hard Currency Debt	P	$0.0437	October 2, 2013	September 30, 2013
	P	$0.0477	November 4, 2013	October 31, 2013
Local Currency Debt	P	$—	October 2, 2013	September 30, 2013
	P	$—	November 4, 2013	October 31, 2013

The Funds have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING EMERGING MARKETS CORPORATE DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 94.9%
		Argentina: 0.8%
500,000	#	Arcos Dorados Holdings, Inc., 6.625%, 09/27/23	$495,000	0.8

		Brazil: 8.5%
250,000	#	Banco Bradesco SA/Cayman Islands, 5.750%, 03/01/22	246,875	0.4
300,000	#	Banco BTG Pactual SA/Cayman Islands, 5.750%, 09/28/22	271,500	0.4
300,000	#	Banco do Brasil SA/Cayman, 6.250%, 12/29/49	248,250	0.4
500,000		Gerdau Holdings, Inc., 7.000%, 01/20/20	535,000	0.8
350,000		Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	322,000	0.5
300,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	276,000	0.5
500,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	497,500	0.8
650,000	#	Minerva Luxembourg SA, 7.750%, 01/31/23	614,250	1.0
550,000		Petrobras Global Finance BV, 4.375%, 05/20/23	508,842	0.8
200,000		Petrobras Global Finance BV, 5.625%, 05/20/43	168,477	0.3
1,635,000		Other Securities	1,655,283	2.6
			5,343,977	8.5

		Chile: 5.0%
800,000		Celulosa Arauco y Constitucion SA, 4.750%, 01/11/22	781,462	1.3
400,000		Inversiones CMPC SA, 6.125%, 11/05/19	435,054	0.7
500,000	#	Inversiones CMPC SA, 4.375%, 05/15/23	467,556	0.8
450,000		Telefonica Chile SA, 3.875%, 10/12/22	401,896	0.6
200,000	#	Telefonica Chile SA, 3.875%, 10/12/22	178,621	0.3
800,000		Other Securities	837,228	1.3
			3,101,817	5.0

		China: 8.1%
250,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	248,201	0.4
500,000	#	CNOOC Curtis Funding No 1 Pty Ltd, 4.500%, 10/03/23	506,564	0.8
500,000		Country Garden Holdings Co. Ltd, 7.500%, 01/10/23	483,750	0.8
1,000,000	#	Country Garden Holdings Co. Ltd, 7.250%, 04/04/21	990,997	1.6
500,000		Longfor Properties Co. Ltd, 6.875%, 10/18/19	506,250	0.8
2,300,000		Other Securities	2,330,087	3.7
			5,065,849	8.1

		Colombia: 4.6%
750,000		Bancolombia SA, 5.950%, 06/03/21	765,000	1.2
750,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	691,875	1.1
763,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	783,983	1.3
600,000		Pacific Rubiales Energy Corp., 7.250%, 12/12/21	633,000	1.0
			2,873,858	4.6

		Czech Republic: 0.6%
400,000		Other Securities	401,600	0.6

		Guatemala: 0.7%
500,000	#	Industrial Senior Trust, 5.500%, 11/01/22	458,750	0.7

		Hong Kong: 6.9%
400,000		Hutchison Whampoa International 12 Ltd., 6.000%, 04/29/49	421,500	0.7
450,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	474,188	0.7
750,000		Noble Group Ltd., 6.750%, 01/29/20	780,000	1.3
500,000		Rosy Unicorn Ltd., 6.500%, 02/09/17	544,802	0.9
2,080,000		Other Securities	2,088,470	3.3
			4,308,960	6.9

		India: 4.5%
550,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	548,452	0.9
550,000		Reliance Holdings USA, Inc., 5.400%, 02/14/22	552,282	0.9

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS CORPORATE DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		India: (continued)
450,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	$369,000	0.6
400,000	#	State Bank of India/London, 4.125%, 08/01/17	397,398	0.6
250,000	#	Vedanta Resources PLC, 6.000%, 01/31/19	238,750	0.4
550,000		Vedanta Resources PLC, 7.125%–8.250%, 06/07/21–05/31/23	529,250	0.8
200,000		Other Securities	204,472	0.3
			2,839,604	4.5

		Indonesia: 2.8%
500,000	#	Gajah Tunggal Tbk PT, 7.750%, 02/06/18	485,000	0.8
550,000		Indosat Palapa Co. BV, 7.375%, 07/29/20	576,812	0.9
650,000		Other Securities	671,438	1.1
			1,733,250	2.8

		Israel: 1.9%
725,000		Israel Electric Corp. Ltd., 7.250%, 01/15/19	794,014	1.3
350,000	#	Israel Electric Corp. Ltd, 6.875%, 06/21/23	365,663	0.6
			1,159,677	1.9

		Jamaica: 2.0%
500,000		Digicel Group Ltd., 8.250%, 09/30/20	520,000	0.8
400,000	#	Digicel Group Ltd., 8.250%, 09/30/20	416,000	0.7
350,000	#	Digicel Ltd., 6.000%, 04/15/21	329,875	0.5
			1,265,875	2.0

		Kuwait: 0.9%
500,000		Burgan Finance No. 1 Jersey Ltd, 7.875%, 09/29/20	542,000	0.9

		Macau: 1.6%
1,050,000		MCE Finance Ltd., 5.000%, 02/15/21	1,010,625	1.6

		Mexico: 9.3%
750,000		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 4.125%, 11/09/22	690,000	1.1
825,000	#	BBVA, 6.750%, 09/30/22	855,937	1.4
250,000		Cemex SAB de CV, 5.875%, 03/25/19	240,625	0.4
1,000,000		Cemex SAB de CV, 9.000%, 01/11/18	1,082,500	1.7
500,000		Grupo Elektra SA de CV, 7.250%, 08/06/18	503,500	0.8
300,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	291,750	0.5
450,000		Sigma Alimentos SA de CV, 6.875%, 12/16/19	508,500	0.8
300,000		Tenedora Nemak SA de CV, 5.500%, 02/28/23	284,250	0.4
500,000	#	Tenedora Nemak SA de CV, 5.500%, 02/28/23	473,750	0.8
900,000		Other Securities	909,050	1.4
			5,839,862	9.3

		Paraguay: 0.6%
400,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	397,000	0.6

		Peru: 2.6%
650,000		Banco de Credito del Peru/Panama, 5.375%, 09/16/20	659,750	1.0
400,000	#	Cementos Pacasmayo SAA, 4.500%, 02/08/23	363,000	0.6
625,000		Southern Copper Corp., 6.750%, 04/16/40	614,488	1.0
			1,637,238	2.6

		Poland: 1.7%
500,000		Eileme 2 AB, 11.625%, 01/31/20	585,000	0.9
500,000	#	PKO Finance AB, 4.630%, 09/26/22	492,750	0.8
			1,077,750	1.7

		Qatar: 1.6%
517,000		Qtel International Finance Ltd., 4.750%, 02/16/21	545,435	0.9
400,000		Other Securities	469,000	0.7
			1,014,435	1.6

		Russia: 10.9%
500,000		Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.875%, 09/25/17	552,860	0.9
600,000		ALROSA Finance SA, 7.750%, 11/03/20	669,120	1.1
525,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	525,000	0.8
100,000	#	Gaz Capital for Gazprom, 9.250%, 04/23/19	123,520	0.2

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS CORPORATE DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Russia: (continued)
275,000	#	Gazprom Neft OAO Via GPN Capital SA, 4.375%, 09/19/22	$254,375	0.4
205,000		Gazprom OAO Via Gaz Capital SA, 6.212%, 11/22/16	225,008	0.3
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	420,500	0.7
600,000	#	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 03/06/22	555,000	0.9
500,000	#	Sberbank of Russia Via SB Capital SA, 4.950%, 02/07/17	528,750	0.9
700,000	#	Severstal OAO Via Steel Capital SA, 5.900%, 10/17/22	678,125	1.1
400,000	#	Sibur Securities Ltd., 3.914%, 01/31/18	382,000	0.6
750,000		VimpelCom Holdings BV, 5.950%, 02/13/23	712,995	1.1
300,000	#	VTB Bank OJSC Via VTB Capital SA, 6.950%, 10/17/22	299,250	0.5
800,000		Other Securities	899,938	1.4
			6,826,441	10.9

		Singapore: 1.1%
700,000		Stats Chippac Ltd., 4.500%, 03/20/18	686,000	1.1

		South Africa: 2.8%
1,000,000	#	Myriad International Holdings BV, 6.000%, 07/18/20	1,055,000	1.7
800,000		Other Securities	702,225	1.1
			1,757,225	2.8

		South Korea: 2.8%
650,000		POSCO, 5.250%, 04/14/21	711,719	1.2
400,000		Shinhan Bank, 4.375%, 07/27/17	430,624	0.7
565,000		Shinhan Bank, 5.663%, 03/02/35	586,187	0.9
			1,728,530	2.8

		Thailand: 0.8%
450,000		Other Securities	474,835	0.8

		Turkey: 6.3%
350,000		Akbank TAS, 6.500%, 03/09/18	369,688	0.6
250,000	#	Akbank TAS, 3.875%, 10/24/17	244,375	0.4
300,000	#	Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.375%, 11/01/22	246,750	0.4
625,000	#	Coca-Cola Icecek AS, 4.750%, 10/01/18	622,807	1.0
500,000	#	Tupras Turkiye Petrol Rafinerileri AS, 4.125%, 05/02/18	469,375	0.8
750,000	#	Turkiye Garanti Bankasi AS, 5.250%, 09/13/22	693,750	1.1
400,000	#	Turkiye Halk Bankasi AS, 4.875%, 07/19/17	402,000	0.6
500,000	#	Yapi ve Kredi Bankasi AS, 5.500%, 12/06/22	430,000	0.7
500,000		Other Securities	429,500	0.7
			3,908,245	6.3

		Ukraine: 0.7%
500,000		Other Securities	435,000	0.7

		United Arab Emirates: 4.8%
765,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	853,931	1.4
200,000		Abu Dhabi National Energy Co., 5.875%, 12/13/21	223,250	0.3
798,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	876,802	1.4
750,000		DP World Ltd., 6.850%, 07/02/37	757,500	1.2
287,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	314,983	0.5
			3,026,466	4.8

		Total Corporate Bonds/Notes
		(Cost $61,174,866)	59,409,869	94.9

FOREIGN GOVERNMENT BONDS: 1.8%
		Colombia: 1.3%
681,000		Ecopetrol SA, 7.625%, 07/23/19	808,687	1.3

		Hong Kong: 0.5%
300,000		Other Securities	326,526	0.5

		Total Foreign Government Bonds
		(Cost $1,185,145)	1,135,213	1.8

		Total Long-Term Investments
		(Cost $62,360,011)	60,545,082	96.7

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS CORPORATE DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.5%
	Mutual Funds: 3.5%
2,159,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $2,159,000)	$2,159,000	3.5

	Total Short-Term Investments (Cost $2,159,000)	2,159,000	3.5

	Total Investments in Securities (Cost $64,519,011)	$62,704,082	100.2
	Liabilities in Excess of Other Assets	(136,227)	(0.2)
	Net Assets	$62,567,855	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $64,536,586.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$317,465
Gross Unrealized Depreciation	(2,149,969)
Net Unrealized Depreciation	$(1,832,504)

Sector Diversification	Percentage of Net Assets
Financials	27.0%
Materials	15.2
Energy	13.0
Telecommunication Services	9.5
Utilities	9.0
Industrials	7.6
Consumer Discretionary	6.1
Consumer Staples	5.7
Foreign Government Bonds	1.8
Information Technology	1.1
Health Care	0.7
Short-Term Investments	3.5
Liabilities in Excess of Other Assets	(0.2)
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$59,409,869	$—	$59,409,869
Foreign Government Bonds	—	1,135,213	—	1,135,213
Short-Term Investments	2,159,000	—	—	2,159,000
Total Investments, at fair value	$2,159,000	$60,545,082	$—	$62,704,082
Other Financial Instruments+
Futures	18,096	—	—	18,096
Total Assets	$2,177,096	$60,545,082	$—	$62,722,178
Liabilities Table
Other Financial Instruments+
Futures	$(23,763)	$—	$—	$(23,763)
Total Liabilities	$(23,763)	$—	$—	$(23,763)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS CORPORATE DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING Emerging Markets Corporate Debt Fund Open Futures Contracts on September 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	4	12/31/13	$881,062	$794
U.S. Treasury 5-Year Note	22	12/31/13	2,663,031	12,812
U.S. Treasury Long Bond	4	12/19/13	533,500	4,490
U.S. Treasury Ultra Long Bond	2	12/19/13	284,188	(36)
			$4,361,781	$18,060
Short Contracts
U.S. Treasury 10-Year Note	(16)	12/19/13	(2,022,250)	(23,727)
			$(2,022,250)	$(23,727)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$18,096
Total Asset Derivatives		$18,096

Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$23,763
Total Liability Derivatives		$23,763

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(190,298)
Total	$(190,298)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(6,625)
Total	$(6,625)

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 12.1%
		Brazil: 1.7%
2,000,000	#	Caixa Economica Federal, 3.500%, 11/07/22	$1,660,000	1.1
1,000,000	#	Caixa Economica Federal, 4.500%, 10/03/18	996,085	0.6
			2,656,085	1.7

		Colombia: 0.7%
1,000,000		Ecopetrol SA, 7.375%, 09/18/43	1,085,000	0.7

		Georgia: 0.6%
875,000	#	Georgian Railway JSC, 7.750%, 07/11/22	918,750	0.6

		Guatemala: 0.6%
1,030,000		Other Securities	1,045,450	0.6

		Indonesia: 1.0%
2,000,000		Pertamina Persero PT, 5.625%, 05/20/43	1,570,000	1.0

		Kazakhstan: 2.7%
1,750,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	1,623,125	1.0
1,000,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	915,000	0.6
1,800,000		KazMunayGas National Co. JSC, 4.400%, 04/30/23	1,683,000	1.1
			4,221,125	2.7

		Mexico: 0.6%
1,000,000	#	Offshore Drilling Holding SA, 8.375%, 09/20/20	1,016,250	0.6

		Panama: 1.0%
1,750,000	#	AES El Salvador Trust II, 6.750%, 03/28/23	1,671,250	1.0

		Sri Lanka: 1.2%
1,800,000	#	National Savings Bank, 8.875%, 09/18/18	1,854,000	1.2

		Trinidad And Tobago: 0.6%
714,000		Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, 08/14/19	921,060	0.6

		Turkey: 0.8%
375,000	#	Coca-Cola Icecek AS, 4.750%, 10/01/18	373,684	0.2
1,000,000	#	Turkiye Sise ve Cam Fabrikalari AS, 4.250%, 05/09/20	869,000	0.6
			1,242,684	0.8

		Venezuela: 0.6%
1,000,000		Other Securities	1,005,902	0.6

		Total Corporate Bonds/Notes (Cost $20,097,601)	19,207,556	12.1

FOREIGN GOVERNMENT BONDS: 85.6%
		Angola: 1.4%
2,050,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	2,206,313	1.4

		Argentina: 1.9%
1,400,000		City of Buenos Aires, 9.950%, 03/01/17	1,323,000	0.8
3,773,002		Argentina Government International Bond, 2.500%–8.280%, 12/31/33–12/31/38	1,752,909	1.1
			3,075,909	1.9

		Armenia: 0.9%
1,500,000	#	Republic of Armenia, 6.000%, 09/30/20	1,468,315	0.9

		Aruba: 0.8%
1,250,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,193,750	0.8

		Belarus: 2.3%
3,800,000		Republic of Belarus, 8.750%, 08/03/15	3,686,000	2.3

		Belize: 1.0%
2,516,100	#	Belize Government International Bond, 5.000%, 02/20/38	1,547,401	1.0

		Bolivia: 0.6%
1,000,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	962,500	0.6

		Brazil: 2.3%
800,000	#	Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	802,000	0.5
2,000,000		Brazilian Government International Bond, 2.625%, 01/05/23	1,760,000	1.1
1,000,000		Federal Republic of Brazil, 5.625%, 01/07/41	1,002,500	0.7
			3,564,500	2.3

		Bulgaria: 0.5%
766,000		Other Securities	839,459	0.5

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Chile: 0.9%
1,700,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	$1,408,793	0.9

		Colombia: 2.3%
500,000		Colombia Government International Bond, 6.125%, 01/18/41	548,750	0.4
1,500,000		Colombia Government International Bond, 8.125%, 05/21/24	1,944,375	1.2
1,000,000		Ecopetrol SA, 7.625%, 07/23/19	1,187,500	0.7
			3,680,625	2.3

		Costa Rica: 1.0%
1,700,000	#	Costa Rica Government International Bond, 4.250%–5.625%, 01/26/23–04/30/43	1,508,250	1.0

		Croatia: 3.2%
1,000,000		Croatia Government International Bond, 5.500%, 04/04/23	962,500	0.6
1,000,000	#	Croatia Government International Bond, 5.500%, 04/04/23	962,500	0.6
3,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	3,090,000	2.0
			5,015,000	3.2

		Dominican Republic: 0.6%
1,050,000		Other Securities	979,125	0.6

		Ecuador: 1.0%
1,500,000		Ecuador Government International Bond, 9.375%, 12/15/15	1,567,500	1.0

		Egypt: 0.7%
1,130,000		Other Securities	1,048,075	0.7

		El Salvador: 0.1%
250,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	238,125	0.1

		Gabon: 1.6%
2,200,000		Gabonese Republic, 8.200%, 12/12/17	2,486,000	1.6

		Guatemala: 1.3%
1,600,000		Guatemala Government Bond, 8.125%, 10/06/34	2,000,000	1.3

		Hungary: 1.9%
400,000		Hungary Government International Bond, 5.375%, 02/21/23	391,000	0.2
2,500,000		Hungary Government International Bond, 7.625%, 03/29/41	2,687,500	1.7
			3,078,500	1.9

		Indonesia: 1.9%
2,450,000		Indonesia Government International Bond, 8.500%, 10/12/35	2,989,000	1.9

		Ivory Coast: 1.4%
2,450,000	+	Ivory Coast Government International Bond, 5.750%, 12/31/32	2,174,375	1.4

		Kazakhstan: 0.7%
1,160,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	1,172,992	0.7

		Latvia: 0.6%
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	952,926	0.6

		Lebanon: 1.5%
2,470,000		Lebanon Government International Bond, 6.100%, 10/04/22	2,340,325	1.5

		Lithuania: 2.0%
2,100,000		Lithuania Government International Bond, 6.625%, 02/01/22	2,470,125	1.6
600,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	705,750	0.4
			3,175,875	2.0

		Mexico: 4.1%
824,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	766,320	0.5
5,200,000		Petroleos Mexicanos, 5.500%, 06/27/44	4,746,118	3.0
1,000,000		Other Securities	995,000	0.6
			6,507,438	4.1

		Morocco: 1.7%
1,000,000		Morocco Government International Bond, 4.250%, 12/11/22	915,200	0.6

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Morocco: (continued)
1,000,000	#	Morocco Government International Bond, 4.250%, 12/11/22	$915,200	0.6
1,000,000	#	Morocco Government International Bond, 5.500%, 12/11/42	837,500	0.5
			2,667,900	1.7

		Namibia: 0.9%
1,450,000		Namibia International Bonds, 5.500%, 11/03/21	1,471,750	0.9

		Nigeria: 1.4%
1,000,000	#	Nigeria Government International Bond, 6.375%, 07/12/23	1,022,500	0.7
NGN 200,000,000		Other Securities	1,171,911	0.7
			2,194,411	1.4

		Pakistan: 0.5%
794,000		Other Securities	727,330	0.5

		Panama: 2.2%
600,000		Panama Government International Bond, 4.300%, 04/29/53	466,500	0.3
1,200,000		Panama Government International Bond, 5.200%, 01/30/20	1,323,000	0.8
1,506,000		Panama Government International Bond, 6.700%, 01/26/36	1,728,135	1.1
			3,517,635	2.2

		Paraguay: 0.8%
1,100,000		Republic of Paraguay, 4.625%, 01/25/23	1,009,250	0.6
300,000	#	Republic of Paraguay, 4.625%, 01/25/23	275,250	0.2
			1,284,500	0.8

		Peru: 2.5%
3,500,000	#	El Fondo Mivivienda SA, 3.500%, 01/31/23	3,053,750	1.9
861,000		Other Securities	893,287	0.6
			3,947,037	2.5

		Philippines: 4.0%
3,000,000		Philippine Government International Bond, 7.750%, 01/14/31	3,918,750	2.5
1,000,000		Philippine Government International Bond, 6.375%, 01/15/32	1,175,000	0.7
1,070,000		Other Securities	1,299,938	0.8
			6,393,688	4.0

		Poland: 2.2%
3,850,000		Poland Government International Bond, 3.000%, 03/17/23	3,536,225	2.2

		Romania: 1.6%
1,310,000		Romanian Government International Bond, 6.750%, 02/07/22	1,498,575	0.9
1,100,000	#	Romanian Government International Bond, 4.375%, 08/22/23	1,057,375	0.7
			2,555,950	1.6

		Russia: 5.5%
RUB 30,000,000	#	AHML Finance Ltd., 7.750%, 02/13/18	905,421	0.6
2,588,300		Russian Foreign Bond — Eurobond, 7.500%, 03/31/30	3,055,436	1.9
2,000,000	#	Russian Foreign Bond — Eurobond, 4.875%, 09/16/23	2,050,000	1.3
2,600,000		Russian Railways via RZD Capital PLC, 5.700%, 04/05/22	2,658,500	1.7
			8,669,357	5.5

		South Africa: 3.0%
5,271,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	4,678,013	3.0

		Sri Lanka: 0.5%
870,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	804,750	0.5

		Tanzania: 1.3%
2,000,000		Tanzania Government International Bond, 6.392%, 03/09/20	2,075,000	1.3

		Trinidad And Tobago: 1.3%
1,987,500		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	2,131,594	1.3

		Turkey: 3.4%
3,000,000		Turkey Government International Bond, 6.000%, 01/14/41	2,907,000	1.9
2,144,000		Turkey Government International Bond, 7.375%, 02/05/25	2,425,936	1.5
			5,332,936	3.4

		Ukraine: 4.7%
3,000,000		State Export-Import Bank of Ukraine, 8.375%, 04/27/15	2,666,250	1.7

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Ukraine: (continued)
200,000		Ukraine Government International Bond, 7.800%, 11/28/22	$167,750	0.1
3,000,000		Ukraine Government International Bond, 7.950%, 06/04/14	2,865,000	1.8
1,500,000	#	Ukraine Railways via Shortline PLC, 9.500%, 05/21/18	1,207,500	0.8
500,000		Other Securities	464,525	0.3
			7,371,025	4.7

		Uruguay: 2.4%
1,247,288	&	Uruguay Government International Bond, 7.625%–8.000%, 11/18/22–03/21/36	1,586,377	1.0
2,200,000		Uruguay Government International Bond, 4.500%, 08/14/24	2,238,500	1.4
			3,824,877	2.4

		Venezuela: 6.0%
4,500,000		Petroleos de Venezuela SA, 4.900%, 10/28/14	4,245,750	2.7
6,750,000		Petroleos de Venezuela SA, 9.750%, 05/17/35	5,180,625	3.3
			9,426,375	6.0

		Vietnam: 0.8%
1,200,000		Vietnam Government International Bond, 6.750%, 01/29/20	1,290,000	0.8

		Zambia: 0.4%
660,000	#	Zambia Government International Bond, 5.375%, 09/20/22	580,800	0.4

		Total Foreign Government Bonds (Cost $144,337,187)	135,348,224	85.6

		Total Long-Term Investments (Cost $164,434,788)	154,555,780	97.7

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.3%
	Mutual Funds: 1.3%
2,026,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $2,026,000)	2,026,000	1.3

	Total Short-Term Investments (Cost $2,026,000)	2,026,000	1.3

	Total Investments in Securities (Cost $166,460,788)	$156,581,780	99.0
	Assets in Excess of Other Liabilities	1,572,360	1.0
	Net Assets	$158,154,140	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of September 30, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

††	Rate shown is the 7-day yield as of September 30, 2013.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

&	Payment-in-kind

+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

NGN	Nigerian Naira

RUB	Russian Ruble

Cost for federal income tax purposes is $166,946,767.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$786,042
Gross Unrealized Depreciation	(11,151,029)
Net Unrealized Depreciation	$(10,364,987)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	85.6%
Energy	4.0
Financials	3.9
Consumer Staples	1.4
Industrials	1.2
Utilities	1.0
Consumer Discretionary	0.6
Short-Term Investments	1.3
Assets in Excess of Other Liabilities	1.0
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$19,207,556	$—	$19,207,556
Short-Term Investments	2,026,000	—	—	2,026,000
Foreign Government Bonds	—	135,348,224	—	135,348,224
Total Investments, at fair value	$2,026,000	$154,555,780	$—	$156,581,780
Other Financial Instruments+
Swaps	—	319,257	—	319,257
Futures	234,821	—	—	234,821
Total Assets	$2,260,821	$154,875,037	$—	$157,135,858
Liabilities Table
Other Financial Instruments+
Futures	$(187,103)	$—	$—	$(187,103)
Forward Foreign Currency Contracts	—	(19,749)	—	(19,749)
Total Liabilities	$(187,103)	$(19,749)	$—	$(206,852)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At September 30, 2013, the following forward foreign currency contracts were outstanding for the ING Emerging Markets Hard Currency Debt Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Russian Ruble	29,853,236	Sell	12/13/13	$889,747	$909,496	$(19,749)
							$(19,749)

ING Emerging Markets Hard Currency Debt Fund Open Futures Contracts on September 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	59	12/31/13	$12,995,672	$35,032
U.S. Treasury 5-Year Note	65	12/31/13	7,868,047	91,975
U.S. Treasury Long Bond	54	12/19/13	7,202,250	107,814
			$28,065,969	$234,821
Short Contracts
U.S. Treasury 10-Year Note	(28)	12/19/13	(3,538,938)	(67,771)
U.S. Treasury Ultra Long Bond	(65)	12/19/13	(9,236,094)	(119,332)
			$(12,775,032)	$(187,103)

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING Emerging Markets Hard Currency Debt Fund Over-the-Counter Credit Default Swap Agreements Outstanding on September 30, 2013:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate (%)	Termination Date	Notional Amount (2)	Fair Value (3)	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Bolivarian Republic of Venezuela	Buy	(5.000)	12/20/18	USD 1,000,000	$168,809	$164,550	$ 4,259
Deutsche Bank AG	Republic of Turkey	Buy	(1.000)	06/20/18	USD 3,223,000	150,448	59,020	91,428
						$319,257	$223,570	$95,687

(1)	If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Unrealized appreciation on OTC swap agreements	$95,687
Credit contracts	Upfront payments paid on OTC swap agreements	223,570
Interest rate contracts	Net Assets — Unrealized appreciation*	234,821
Total Asset Derivatives		$554,078
Liability Derivatives
Foreign exchange contracts	Unrealized deprecation on forward foreign currency contracts	$19,749
Interest rate contracts	Net Assets — Unrealized depreciation*	187,103
Total Liability Derivatives		$206,852

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Credit contracts	$—	$—	$(221,997)	$(221,997)
Foreign exchange contracts	100,926	—	—	100,926
Interest rate contracts	—	(669,604)	—	(669,604)
Total	$100,926	$(669,604)	$(221,997)	$(790,675)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Credit contracts	$—	$—	$95,687	$95,687
Foreign exchange contracts	(57,067)	—	—	(57,067)
Interest rate contracts	—	153,017	—	153,017
Total	$(57,067)	$153,017	$95,687	$191,637

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS HARD CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2013:

Deutsche Bank AG
Assets:
Credit default swaps	$319,257
Total Assets	$319,257
Liabilities:
Forward foreign currency contracts	$19,749
Total Liabilities	$19,749
Net OTC derivative instruments by counterparty, at fair value	$299,508
Total collateral pledged by Fund/(Received from counterparty)	$—
Net Exposure(1)	$299,508

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS LOCAL CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 2.9%
		Brazil: 2.0%
BRL 2,162,000	#	Banco Votorantim SA, 6.250%, 05/16/16	$1,080,835	1.1
BRL 1,610,969		Banco Votorantim SA, 05/16/16	835,407	0.9
			1,916,242	2.0

		Turkey: 0.9%
TRY 1,750,000	#	Akbank TAS, 7.500%, 02/05/18	791,985	0.9

		Total Corporate Bonds/Notes (Cost $3,128,032)	2,708,227	2.9

FOREIGN GOVERNMENT BONDS: 63.2%
		Brazil: 4.0%
BRL 8,500,000		Brazil Notas do Tesouro Nacional Serie F, 01/01/15	3,816,227	4.0

		Dominican Republic: 1.2%
DOP 35,500,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	850,155	0.9
DOP 11,870,000		Dominican Republic International Bond, 15.500%, 04/19/19	300,825	0.3
			1,150,980	1.2

		Hungary: 3.3%
HUF 160,000,000		Hungary Government Bond, 6.500%, 06/24/19	773,768	0.8
HUF 160,000,000		Hungary Government International Bond, 6.000%, 11/24/23	738,853	0.8
HUF 330,000,000		Hungary Government International Bond, 7.000%, 06/24/22	1,623,840	1.7
			3,136,461	3.3

		Malaysia: 5.4%
MYR 10,000,000		Malaysia Government Bond, 3.480%, 03/15/23	2,996,000	3.2
MYR 5,000,000		Malaysia Government Bond, 3.889%, 07/31/20	1,550,029	1.6
MYR 1,800,000		Malaysia Government Bond, 4.392%, 04/15/26	570,191	0.6
			5,116,220	5.4

		Mexico: 8.6%
MXN 16,000,000		Mexican Bonos, 8.500%, 12/13/18	1,417,748	1.5
MXN 25,000,000		Mexican Bonos, 6.500%, 06/09/22	1,982,282	2.1
MXN 25,000,000		Mexican Bonos, 7.750%, 11/13/42	2,034,554	2.2
MXN 30,200,000		Mexican Bonos, 8.500%, 11/18/38	2,673,446	2.8
			8,108,030	8.6
		Nigeria: 0.2%
NGN 21,860,000		Nigeria Government Bond, 16.390%, 01/27/22	156,866	0.2

		Peru: 4.6%
PEN 3,920,000	#	Peruvian Government International Bond, 7.840%, 08/12/20	1,632,873	1.7
PEN 300,000	#	Peruvian Government International Bond, 8.200%, 08/12/26	131,326	0.2
PEN 6,200,000	#	Peruvian Government International Bond, 8.600%, 08/12/17	2,589,040	2.7
			4,353,239	4.6

		Philippines: 1.5%
PHP 61,000,000		Philippine Government International Bond, 3.900%, 11/26/22	1,411,518	1.5

		Poland: 5.1%
PLN 5,000,000		Poland Government Bond, 5.000%, 04/25/16	1,669,148	1.8
PLN 3,000,000		Poland Government Bond, 5.750%, 04/25/29	1,067,064	1.1
PLN 6,000,000		Poland Government International Bond, 5.750%, 09/23/22	2,105,461	2.2
			4,841,673	5.1

		Romania: 1.6%
RON 4,800,000		Romania Government Bond, 6.000%, 04/30/16	1,521,959	1.6

		Russia: 6.0%
RUB 125,000,000		Russian Federal Bond — OFZ, 7.600%, 04/14/21	3,989,013	4.2
RUB 51,900,000		Russian Federal Bond — OFZ, 8.150%, 02/03/27	1,681,066	1.8
			5,670,079	6.0

		Singapore: 1.7%
SGD 2,000,000		Singapore Government Bond, 0.250%, 02/01/14	1,593,995	1.7

		South Africa: 6.4%
ZAR 56,303,122		South Africa Government Bond, 6.250%, 03/31/36	4,242,929	4.5
ZAR 15,400,000		South Africa Government Bond, 10.500%, 12/21/26	1,848,296	1.9
			6,091,225	6.4

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS LOCAL CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

FOREIGN GOVERNMENT BONDS: (continued)
		Thailand: 4.8%
THB 23,900,000		Thailand Government Bond, 3.625%, 05/22/15	$774,063	0.8
THB 120,000,000		Thailand Government Bond, 3.650%, 12/17/21	3,803,935	4.0
			4,577,998	4.8

		Turkey: 8.8%
TRY 12,000,000		Turkey Government Bond, 9.000%, 03/08/17	6,014,703	6.4
TRY 4,500,000		Turkey Government Bond, 9.500%, 01/12/22	2,288,928	2.4
			8,303,631	8.8
		Total Foreign Government Bonds (Cost $63,432,162)	59,850,101	63.2

CREDIT-LINKED NOTES: 12.9%
		Colombia: 3.1%
3,625,000	#	Citigroup Funding, Inc., (Republic of Colombia), 7.500%, 08/27/26	2,881,803	3.1

		Indonesia: 8.4%
IDR 56,500,000,000	#	Deutsche Bank AG, (Republic of Indonesia), 8.250%, 06/17/32	4,680,083	4.9
IDR 40,000,000,000	#	JPMorgan Chase & Co., (Republic of Indonesia), 6.250%, 04/17/17	3,303,627	3.5
			7,983,710	8.4

		Nigeria: 1.4%
NGN 190,000,000	#	Citigroup Funding, Inc., (Federal Republic of Nigeria), 16.390%, 01/31/22	1,344,579	1.4
		Total Credit-Linked Notes (Cost $16,568,473)	12,210,092	12.9
		Total Long-Term Investments (Cost $83,128,667)	74,768,420	79.0

SHORT-TERM INVESTMENTS: 0.7%
		Foreign Government Bonds: 0.7%
NGN 102,476,000	Z	Nigeria Treasury Bill, 15.540%, 12/19/13 (Cost $621,061)	615,611	0.7
		Total Short-Term Investments (Cost $621,061)	615,611	0.7
		Total Investments in Securities (Cost $83,749,728)	$75,384,031	79.7
		Assets in Excess of Other Liabilities	19,245,374	20.3
		Net Assets	$94,629,405	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL	Brazilian Real

DOP	Dominican Peso

HUF	Hungarian Forint

IDR	Indonesian Rupiah

MXN	Mexican Peso

MYR	Malaysian Ringgit

NGN	Nigerian Naira

PEN	Peruvian Nuevo Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian New Leu

RUB	Russian Ruble

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish New Lira

ZAR	South African Rand

Cost for federal income tax purposes is $83,934,841.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$633,737
Gross Unrealized Depreciation	(9,184,547)
Net Unrealized Depreciation	$(8,550,810)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	63.9%
Credit-Linked Notes	12.9
Financials	2.9
Assets in Excess of Other Liabilities	20.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS LOCAL CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2013
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$2,708,227	$—	$2,708,227
Short-Term Investments	—	615,611	—	615,611
Credit-Linked Notes	—	12,210,092	—	12,210,092
Foreign Government Bonds	—	59,850,101	—	59,850,101
Total Investments, at fair value	$—	$75,384,031	$—	$75,384,031
Other Financial Instruments+
Swaps	—	16,606	—	16,606
Futures	67,955	—	—	67,955
Forward Foreign Currency Contracts	—	771,276	—	771,276
Total Assets	$67,955	$76,171,913	$—	$76,239,868
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(571,596)	$—	$(571,596)
Futures	(68,278)	—	—	(68,278)
Forward Foreign Currency Contracts	—	(499,065)	—	(499,065)
Total Liabilities	$(68,278)	$(1,070,661)	$—	$(1,138,939)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At September 30, 2013, the following forward foreign currency contracts were outstanding for the ING Emerging Markets Local Currency Debt Fund:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Mexican Peso	23,802,877	Buy	10/04/13	$1,813,000	$1,818,136	$5,136
Barclays Bank PLC	Colombian Peso	1,828,800,000	Buy	10/04/13	960,000	959,171	(829)
Barclays Bank PLC	Indian Rupee	11,616,384	Buy	12/13/13	179,000	181,909	2,909
Barclays Bank PLC	Colombian Peso	2,191,129,750	Buy	10/04/13	1,127,125	1,149,207	22,082
Barclays Bank PLC	South Korean Won	1,044,252,800	Buy	12/13/13	944,000	967,219	23,219
Barclays Bank PLC	South Korean Won	260,698,400	Buy	12/13/13	232,000	241,467	9,467
Barclays Bank PLC	Russian Ruble	29,459,385	Buy	12/13/13	873,000	897,497	24,497
Barclays Bank PLC	Israeli New Shekel	1,396,696	Buy	12/13/13	389,801	395,805	6,004
Barclays Bank PLC	Indian Rupee	80,179,881	Buy	12/13/13	1,221,882	1,255,590	33,708
Barclays Bank PLC	Malaysian Ringgit	14,132,384	Buy	12/13/13	4,257,127	4,315,565	58,438
Citigroup, Inc.	Mexican Peso	1,945,864	Buy	10/04/13	145,000	148,631	3,631
Citigroup, Inc.	Mexican Peso	17,372,836	Buy	10/04/13	1,332,252	1,326,989	(5,263)
Citigroup, Inc.	Indian Rupee	59,550,450	Buy	12/13/13	943,000	932,540	(10,460)
Citigroup, Inc.	Malaysian Ringgit	3,001,098	Buy	12/13/13	943,000	916,436	(26,564)
Citigroup, Inc.	Brazilian Real	377,512	Buy	12/13/13	164,000	167,545	3,545
Citigroup, Inc.	EU Euro	1,231	Buy	12/13/13	1,646	1,666	20
Citigroup, Inc.	Hungarian Forint	508,758,747	Buy	12/13/13	2,261,150	2,302,219	41,069
Citigroup, Inc.	Indonesian Rupiah	1,415,220,000	Buy	12/13/13	120,000	120,611	611
Citigroup, Inc.	Indonesian Rupiah	1,739,376,500	Buy	12/13/13	145,000	148,237	3,237
Citigroup, Inc.	Mexican Peso	1,446,320	Buy	12/13/13	109,000	109,838	838
Citigroup, Inc.	South African Rand	28,143,737	Buy	12/13/13	2,722,621	2,772,971	50,350
Credit Suisse Group AG	South African Rand	7,279,946	Buy	12/13/13	710,964	717,285	6,321
Deutsche Bank AG	Mexican Peso	12,350,793	Buy	10/04/13	966,000	943,391	(22,609)
Deutsche Bank AG	Colombian Peso	1,919,249,000	Buy	10/04/13	986,000	1,006,610	20,610
Deutsche Bank AG	Colombian Peso	717,299,100	Buy	10/04/13	369,000	376,210	7,210

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS LOCAL CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Mexican Peso	23,813,755	Buy	10/04/13	$1,813,000	$1,818,967	$5,967
Deutsche Bank AG	Philippine Peso	48,581,107	Buy	12/13/13	1,121,966	1,115,730	(6,236)
Deutsche Bank AG	South African Rand	2,213,020	Buy	12/13/13	213,000	218,046	5,046
Deutsche Bank AG	Turkish Lira	1,810,878	Buy	12/13/13	865,000	884,788	19,788
Deutsche Bank AG	Chilean Peso	492,296,000	Buy	12/13/13	944,000	965,316	21,316
Deutsche Bank AG	Chilean Peso	415,746,334	Buy	12/13/13	793,409	815,214	21,805
Deutsche Bank AG	Czech Koruna	309,578	Buy	12/13/13	16,008	16,310	302
Deutsche Bank AG	Russian Ruble	92,867,051	Buy	12/13/13	2,769,258	2,829,247	59,989
HSBC	Chinese Offshore Yuan	9,596,628	Buy	01/14/14	1,524,000	1,562,358	38,358
HSBC	Thai Baht	4,155,948	Buy	12/13/13	127,000	132,281	5,281
HSBC	Turkish Lira	479,408	Buy	12/13/13	227,000	234,237	7,237
JPMorgan Chase & Co.	Brazilian Real	19,605,807	Buy	12/13/13	8,515,378	8,701,329	185,951
UBS Warburg LLC	Romanian New Leu	624,349	Buy	12/13/13	182,000	188,647	6,647
							$628,628

Barclays Bank PLC	Mexican Peso	5,267,937	Sell	10/04/13	$401,000	$402,381	$(1,381)
Barclays Bank PLC	Brazilian Real	1,066,660	Sell	12/13/13	475,000	473,398	1,602
Barclays Bank PLC	Singapore Dollar	1,154,168	Sell	12/13/13	924,000	920,061	3,939
Barclays Bank PLC	Chilean Peso	465,094,500	Sell	12/13/13	915,000	911,978	3,022
Barclays Bank PLC	Indonesian Rupiah	2,904,853,200	Sell	12/13/13	236,000	247,563	(11,563)
Barclays Bank PLC	Indian Rupee	7,718,726	Sell	12/13/13	109,000	120,873	(11,873)
Barclays Bank PLC	Indonesian Rupiah	13,847,890,000	Sell	12/13/13	1,180,000	1,180,173	(173)
Barclays Bank PLC	Peruvian Nuevo Sol	7,452,405	Sell	12/13/13	2,623,163	2,652,866	(29,703)
Citigroup, Inc.	Mexican Peso	12,239,863	Sell	10/04/13	932,000	934,918	(2,918)
Citigroup, Inc.	Brazilian Real	8,691,269	Sell	12/13/13	3,787,870	3,857,305	(69,435)
Citigroup, Inc.	Polish Zloty	3,058,850	Sell	12/13/13	978,769	975,269	3,500
Citigroup, Inc.	South African Rand	8,746,147	Sell	12/13/13	871,000	861,748	9,252
Citigroup, Inc.	Malaysian Ringgit	10,000,000	Sell	12/13/13	2,996,704	3,053,671	(56,967)
Citigroup, Inc.	Polish Zloty	834,301	Sell	12/13/13	254,000	266,005	(12,005)
Citigroup, Inc.	South African Rand	3,092,228	Sell	12/13/13	295,000	304,674	(9,674)
Citigroup, Inc.	Chilean Peso	497,384,020	Sell	12/13/13	958,000	975,293	(17,293)
Citigroup, Inc.	Israeli New Shekel	1,388,129	Sell	12/13/13	378,000	393,377	(15,377)
Citigroup, Inc.	Thai Baht	47,444,465	Sell	12/13/13	1,500,695	1,510,125	(9,430)
Citigroup, Inc.	Romanian New Leu	1,775,474	Sell	12/13/13	526,144	536,458	(10,314)
Credit Suisse Group AG	Singapore Dollar	2,001,215	Sell	12/13/13	1,594,435	1,595,295	(860)
Deutsche Bank AG	Chinese Offshore Yuan	2,606,720	Sell	01/14/14	420,000	424,381	(4,381)
Deutsche Bank AG	Chinese Offshore Yuan	6,989,909	Sell	01/14/14	1,121,130	1,137,977	(16,847)
Deutsche Bank AG	Mexican Peso	12,191,958	Sell	10/04/13	932,000	931,259	741
Deutsche Bank AG	Philippine Peso	46,009,760	Sell	12/13/13	1,069,000	1,056,675	12,325
Deutsche Bank AG	Russian Ruble	31,581,480	Sell	12/13/13	984,000	962,148	21,852
Deutsche Bank AG	Colombian Peso	2,051,507,250	Sell	10/04/13	1,053,000	1,075,977	(22,977)
Deutsche Bank AG	South African Rand	1,349,340	Sell	12/13/13	133,000	132,949	51
Deutsche Bank AG	Malaysian Ringgit	484,764	Sell	12/13/13	145,000	148,031	(3,031)
Deutsche Bank AG	Malaysian Ringgit	416,228	Sell	12/13/13	126,000	127,102	(1,102)
Deutsche Bank AG	Russian Ruble	6,802,000	Sell	12/13/13	200,000	207,227	(7,227)
Deutsche Bank AG	South African Rand	2,026,181	Sell	12/13/13	195,000	199,637	(4,637)
Deutsche Bank AG	Indian Rupee	41,082,740	Sell	12/13/13	614,000	643,342	(29,342)
Deutsche Bank AG	South Korean Won	216,883,050	Sell	12/13/13	193,386	200,883	(7,497)
Deutsche Bank AG	Polish Zloty	7,338,820	Sell	12/13/13	2,287,662	2,339,875	(52,213)
Deutsche Bank AG	Turkish Lira	1,220,157	Sell	12/13/13	610,567	596,164	14,403
Deutsche Bank AG	Singapore Dollar	28,243	Sell	12/13/13	22,129	22,515	(386)
Goldman Sachs & Co.	Colombian Peso	1,500,691,500	Sell	10/04/13	781,000	787,084	(6,084)
HSBC	Thai Baht	3,263,068	Sell	12/13/13	101,000	103,861	(2,861)
JPMorgan Chase & Co.	Turkish Lira	1,385,120	Sell	12/13/13	675,379	676,765	(1,386)
JPMorgan Chase & Co.	Russian Ruble	7,719,034	Sell	12/13/13	227,000	235,165	(8,165)
JPMorgan Chase & Co.	Turkish Lira	237,418	Sell	12/13/13	116,000	116,002	(2)
							$(356,417)

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS LOCAL CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

ING Emerging Markets Local Currency Debt Fund Open Futures Contracts on September 30, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	2	12/31/13	$440,531	$1,229
U.S. Treasury 5-Year Note	7	12/31/13	847,328	9,905
U.S. Treasury Long Bond	26	12/19/13	3,467,750	56,821
			$4,755,609	$67,955
Short Contracts
U.S. Treasury 10-Year Note	(25)	12/19/13	(3,159,766)	(55,136)
U.S. Treasury Ultra Long Bond	(11)	12/19/13	(1,563,031)	(13,142)
			$(4,722,797)	$(68,278)

ING Emerging Markets Local Currency Debt Fund Over-the-Counter Interest Rate Swap Agreements Outstanding on September 30, 2013:

	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 8.850% Counterparty: Deutsche Bank AG	01/02/17	BRL 26,700,000	$(517,062)	$—	$(517,062)
Receive a fixed rate equal to 4.940% and pay a floating rate based on the CLP-PuntaCamara-BCC (OIS) Counterparty: Barclays Bank PLC	10/10/14	CLP 7,550,000,000	16,606	—	16,606
Receive a floating rate based on the CLP-PuntaCamara-BCC (OIS) and pay a fixed rate equal to 5.140% Counterparty: Barclays Bank PLC	10/10/17	CLP 3,300,000,000	(54,534)	—	(54,534)
			$(554,990)	$—	$(554,990)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$771,276
Interest rate contracts	Unrealized appreciation on OTC swap agreements	16,606
Interest rate contracts	Net Assets — Unrealized appreciation*	67,955
Total Asset Derivatives		$855,837
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$499,065
Interest rate contracts	Unrealized depreciation on OTC swap agreements	571,596
Interest rate contracts	Net Assets — Unrealized depreciation*	68,278
Total Liability Derivatives		$1,138,939

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS LOCAL CURRENCY DEBT FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended September 30, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Foreign exchange contracts	$(1,314,235)	$—	$—	$(1,314,235)
Interest rate contracts	—	(154,217)	(446,598)	(600,815)
Total	$(1,314,235)	$(154,217)	$(446,598)	$(1,915,050)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Swaps	Total
Foreign exchange contracts	$129,655	$—	$—	$129,655
Interest rate contracts	—	46,027	(448,777)	(402,750)
Total	$129,655	$46,027	$(448,777)	$(273,095)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at September 30, 2013:

	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	JPMorgan Chase & Co.	UBS Warburg LLC	Totals
Assets:
Forward foreign currency contracts	$194,023	$116,053	$6,321	$211,405	$—	$50,876	$185,951	$6,647	$771,276
Interest rate swaps	16,606	—	—	—	—	—	—	—	16,606
Total Assets	$210,629	$116,053	$6,321	$211,405	$—	$50,876	$185,951	$6,647	$787,882
Liabilities:
Forward foreign currency contracts	$55,522	$245,700	$860	$178,485	$6,084	$2,861	$9,553	$—	$499,065
Interest rate swaps	54,534	—	—	517,062	—	—	—	—	571,596
Total Liabilities	$110,056	$245,700	$860	$695,547	$6,084	$2,861	$9,553	$—	$1,070,661
Net OTC derivative instruments by counterparty, at fair value	$100,573	$(129,647)	$5,461	$(484,142)	$(6,084)	$48,015	$176,398	$6,647	$(282,779)
Total collateral pledged by Fund/(Received from counterparty)	$—	$—	$—	$1,100,000	$—	$—	$—	$—	$1,100,000
Net Exposure(1)	$100,573	$(129,647)	$5,461	$615,858	$(6,084)	$48,015	$176,398	$6,647	$817,221

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Separate Portfolios Trust Registrant was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

1	To approve a new investment advisory agreement for certain Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4	To elect 13 nominees to the Board of Trustees (the “Board”) of the Trust.

8	To approve a modification to the current manager-of-managers policy with respect to certain Funds to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of such Fund’s shareholders.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Corporate Debt Fund	1*	8,416,206.014	456,583.000	872,006.000	0.000	9,744,795.014
	3*	8,341,877.681	499,725.667	903,191.666	0.000	9,744,795.014
	8*	8,031,406.681	902,729.667	810,658.666	0.000	9,744,795.014

*	Proposals deferred; adjourned to May 13, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Hard Currency Debt Fund	1*	15,066,046.017	821,267.000	1,571,961.000	0.000	17,459,274.017
	3*	14,919,361.017	909,054.000	1,630,859.000	0.000	17,459,274.017
	8*	14,366,566.684	1,629,998.667	1,462,708.666	0.000	17,459,274.017

*	Proposals deferred; adjourned to May 13, 2013

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Local Currency Debt Fund	1*	12,646,106.013	680,227.000	1,304,689.000	0.000	14,631,022.013
	3*	12,526,589.013	753,533.000	1,350,900.000	0.000	14,631,022.013
	8*	12,064,272.013	1,351,383.000	1,215,367.000	0.000	14,631,022.013

*	Proposals deferred; adjourned to May 13, 2013

ING Separate Portfolios Trust Registrant

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	4*	40,609,230.792	2,223,204.500	0.000	0.000	42,832,435.292
John V. Boyer	4*	40,544,722.792	2,287,712.500	0.000	0.000	42,832,435.292
Patricia W. Chadwick	4*	40,604,521.792	2,227,913.500	0.000	0.000	42,832,435.292
Albert E. DePrince, Jr.	4*	40,434,745.792	2,397,689.500	0.000	0.000	42,832,435.292
Peter S. Drotch	4*	40,491,032.792	2,341,402.500	0.000	0.000	42,832,435.292
J. Michael Earley	4*	40,541,723.792	2,290,711.500	0.000	0.000	42,832,435.292
Martin J. Gavin**	4*	40,581,706.792	2,250,728.500	0.000	0.000	42,832,435.292
Russell H. Jones	4*	40,510,476.792	2,321,958.500	0.000	0.000	42,832,435.292
Patrick W. Kenny	4*	40,497,005.792	2,335,429.500	0.000	0.000	42,832,435.292
Shaun P. Mathews	4*	40,530,902.792	2,301,532.500	0.000	0.000	42,832,435.292
Joseph E. Obermeyer	4*	40,538,673.792	2,293,761.500	0.000	0.000	42,832,435.292
Sheryl K. Pressler	4*	40,607,536.792	2,224,898.500	0.000	0.000	42,832,435.292
Roger B. Vincent	4*	40,461,260.792	2,371,174.500	0.000	0.000	42,832,435.292

*	Proposal passed

**	Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of the ING Separate Portfolios Trust Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Corporate Debt Fund	1*	8,416,206.014	456,583.000	872,006.000	0.000	9,744,795.014
	3*	8,342,877.681	499,725.667	903,191.666	0.000	9,745,795.014
	8*	8,031,406.681	902,729.667	810,658.666		9,744,795.014

*	Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Hard Currency Debt Fund	1*	15,066,046.017	821,267.000	1,571,961.000	0.000	17,459,274.017
	3*	14,919,361.017	909,054.000	1,630,859.000	0.000	17,459,274.017
	8*	14,366,566.684	1,629,998.667	1,462,708.666	0.000	17,459,274.017

*	Proposals passed

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Emerging Markets Local Currency Debt Fund	1*	12,646,106.013	680,227.000	1,304,689.000	0.000	14,631,022.013
	3*	12,526,589.013	753,533.000	1,350,900.000	0.000	14,631,022.013
	8*	12,064,272.013	1,351,383.000	1,215,367.000	0.000	14,631,022.013

*	Proposals passed

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS IN CONNECTION WITH THE SEPARATION PLAN FOR ING EMERGING MARKETS CORPORATE DEBT FUND, ING EMERGING MARKETS HARD CURRENCY DEBT FUND, AND ING EMERGING MARKETS LOCAL CURRENCY DEBT FUND (EACH A “FUND” AND COLLECTIVELY, THE “FUNDS”)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that when the Funds, each a series of ING Separate Portfolios Trust (the “Trust”), enter into a new investment advisory contract (“Advisory Contract”) with ING Investments, LLC (the “Adviser”), or the Adviser enters into a new sub-advisory contract (“Sub-Advisory Contract”) with ING Investment Management Co. LLC, the sub-adviser to the Funds (“ING IM” or the “Sub-Adviser”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Board members who have no direct or indirect interest in the Advisory and Sub-Advisory Contracts, and who are not “interested persons” of the series, as such term is defined under the 1940 Act (the “Independent Trustees”), must approve the new arrangements. Discussed below are certain factors that the Board considered at meetings held on January 10, 2013 in determining whether to approve new advisory and sub-advisory arrangements for the Funds in connection with the Separation Plan, as defined and discussed below.

The Board noted that pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”), the ultimate parent company of the Adviser and ING IM, has announced its intention to divest ING U.S., Inc. (“ING U.S.”), its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and ING IM, into an independent, standalone company by the end of 2016 (such divestment, the “Separation Plan”). ING U.S. is a wholly owned, indirect subsidiary of ING Groep and a parent company of the Adviser and ING IM. The Board further noted that the Separation Plan may result in the Adviser’s and ING IM’s loss of access to the services and resources of their ultimate parent company, which could adversely affect their businesses and profitability. The Board recognized that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control. If a change of control is deemed to take place, the investment advisory and sub-advisory agreements for the investment companies in the ING fund complex under the Board’s jurisdiction (“ING Funds”), including the Funds, would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of an ING Fund. The Board also recognized that there can be no assurance that the Separation Plan will be carried out.

The Board considered the potential effects of the separation on the Funds, the Adviser and ING IM, including the Adviser’s and ING IM’s ability prior to, during and after the separation to perform the same level of service to the Funds as they currently provide. In this regard, the Board noted that the Adviser and ING IM do not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration.

ING Groep’s base case to achieve the Separation Plan is through an initial public offering of ING U.S. (the “IPO”) followed by the divestment of ING Groep’s remaining ownership interest over time through one or more additional public offerings of ING U.S. stock, or, possibly, through one or more privately negotiated sales of the stock. (While the Separation Plan is the base case, it is possible that the Separation Plan may be achieved by means of a sale to a single buyer or group of buyers.)

The Funds are subject to the 1940 Act, which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term assignment includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event.

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect Change of Control Event for the Adviser and ING IM, which in turn would result in the automatic termination of the current advisory agreement and current sub-advisory agreement (collectively, the “Current Agreements”). The decisions by the Board, including a majority of the Independent Trustees, to approve the proposed advisory agreement and the proposed sub-advisory agreement for the Funds (collectively, the “Proposed Agreements”) were based on a determination by the Board that it would be in the best interests of the shareholders of the Funds for the Adviser and Sub-Adviser to continue providing investment advisory, sub-advisory, and related services for the Funds, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event, but also

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit the Funds to benefit from the continuation of services by the Adviser, Sub-Adviser and their affiliates throughout the Separation Plan without the need for multiple shareholder meetings. The Board was informed by the Adviser and its counsel that the Adviser was seeking to obtain regulatory assurances that the staff of the U.S. Securities and Exchange Commission would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent and nature of the services currently being provided by the Adviser and Sub-Adviser under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s initial approval of the Current Agreements, which were approved at an in-person meeting of the Board held on July 12, 2012.

On July 12, 2012, the Board concluded, in light of all factors it considered that the approval of the Current Agreements was in the best interests of the Funds and their shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature, extent and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee rate schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to the Adviser, Sub-Adviser and their affiliates; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by the Adviser, ING IM, and their affiliates with respect to their services to the Funds.

A further description of the process followed by the Board in approving the Current Agreements on July 12, 2012, including the information reviewed, certain material factors considered and certain related conclusions reached, is set forth in the Funds’ Annual Report, dated December 31, 2012, under the section titled “BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS.”

In connection with its approval of the Proposed Agreements, on January 10, 2013, the Board considered its conclusions in connection with its July 12, 2012 approvals of those Current Agreements that were in effect on that date, including the Board’s general satisfaction with the nature, extent and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by the Adviser’s president that there were no additional developments not already disclosed to the Board since July 12, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified above, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of the Adviser and its affiliates that render investment sub-advisory, administrative, distribution, compliance and other services to the Funds. When making its decisions on January 10, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, management relating to the Separation Plan.

Subsequent to November 2012, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature, extent and quality of the services provided to the Funds, including investment advisory, administrative and support services, and that it would be in the Funds’ best interests to maintain continuity and stability of the services currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Among other steps in its nearly two-year due diligence process, which accelerated upon ING U.S.’s Form S-1 filing, the following actions were taken and considered by or on behalf of the Board:

1.	The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates LLP (“K&L Gates”), legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.	The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control Events.

3.	The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to the Adviser and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.

4.	The Board received and evaluated written responses from the Adviser and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to the Funds by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5.	The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of the Adviser and its affiliates. The Board also requested and had such meetings with the Funds’ Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6.	The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and other information provided by the Adviser and its affiliates.

7.	K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by the Adviser and its affiliates, including the potential implications to the Adviser and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.	The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

among other actions, they evaluated the responsive due diligence information provided to date by the Adviser and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to the Adviser and its affiliates a series of follow-up information requests.

9.	Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that the Adviser and its affiliates: are committed to maintaining appropriate levels of overall staffing, ongoing resources and service quality; and throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by the Adviser and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to the Funds. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.	The Board considered representations by the Adviser and its affiliates that approval of the Proposed Agreements would be necessary for the Funds to continue receiving investment management services from the Adviser and Sub-Adviser following the Change of Control Events contemplated by the Separation Plan.

11.	The Board considered representations by the Adviser and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to the Funds than, the terms of the corresponding Current Agreements.

12.	The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage the Funds in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, the Adviser’s representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which the Funds and their Adviser and Sub-Adviser currently operate, including contractual provisions relating to fees and expenses.

13.	The Board considered representations by the Adviser and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (a) the Adviser and Sub-Adviser can be expected to provide services of the same nature, extent and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (b) the Separation Plan is not expected to result in any changes to: (i) the management of the Funds, including the continuity of the Funds’ portfolio managers and other personnel responsible for the management operations of the Funds; or (ii) the investment objective of or the principal investment strategies used to manage the Funds.

14.	The Board considered the steps by the Adviser and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.	The Board considered that the Adviser and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.	The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17.	The Board considered the advice provided by Dechert LLP, legal counsel to the Funds and the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Adviser, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18.	The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as certain potential advantages and disadvantages to shareholders of the Funds of this divestiture, and certain potential advantages and disadvantages of alternative divestiture actions that ING Groep might be forced to take if the Proposed Agreements are not approved by the Board or by shareholders of the Funds.

19.	The Board considered peer group and benchmark investment performance comparison data relating to the Funds that was more current than related comparison data considered by it in connection with the July 12, 2012 approvals of the Current Agreements.

20.	The Board considered actions taken by the Adviser subsequent to the July 12, 2012 approvals of the Current Agreements with respect to certain ING Funds in response to requests made by the Board in connection with those approvals.

21.	The Board considered the potential benefits to be realized by the Adviser and its affiliates as a result of the Proposed Agreements.

22.	The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts in 2013 and 2014, and ING has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of the Adviser and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at meetings of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of the Funds. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of the Funds to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Funds, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, sub-adviser to the Funds, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Funds, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the administrator for the Funds, will be renamed Voya Funds Services, LLC. The Funds as well as the Registrant that the Funds are organized under will also be renamed.

The new Registrant and Fund names will be as follows:

Current Registrant Name/ Current Fund Name	New Registrant Name/New Fund Name, effective May 1, 2014
ING Separate Portfolios Trust	Voya Separate Portfolios Trust
ING Emerging Markets Corporate Debt Fund	Voya Emerging Markets Corporate Debt Fund
ING Emerging Markets Hard Currency Debt Fund	Voya Emerging Markets Hard Currency Debt Fund
ING Emerging Markets Local Currency Debt Fund	Voya Emerging Markets Local Currency Debt Fund

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert
1900 K Street, N.W.
Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

SAR-UPVF (0913-112113)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

For the Portfolios that have a complete Schedule of Investments, the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED)
ING INVESTMENT GRADE CREDIT FUND

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 95.3%
		Consumer Discretionary: 9.1%
500,000		Brinker International, Inc., 2.600%, 05/15/18	498,702	0.8
300,000		CBS Corp., 5.900%, 10/15/40	303,738	0.5
500,000	#	COX Communications, Inc., 4.500%, 06/30/43	396,571	0.6
350,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	298,759	0.5
150,000		DirecTV Holdings, LLC, 3.550%, 03/15/15	155,391	0.2
500,000		Discovery Communications LLC, 4.875%, 04/01/43	463,016	0.7
330,000		Home Depot, Inc./The, 4.875%, 02/15/44	334,017	0.5
300,000		Kohl’s Corp., 4.750%, 12/15/23	309,956	0.5
325,000	#	News America, Inc., 4.000%, 10/01/23	326,149	0.5
284,000		News America, Inc., 6.150%, 02/15/41	313,902	0.5
650,000		O’Reilly Automotive, Inc., 3.850%, 06/15/23	629,138	1.0
236,000	#	Reckitt Benckiser Treasury Services PLC, 3.625%, 09/21/23	238,220	0.4
500,000		Time Warner, Inc., 4.900%, 06/15/42	469,383	0.7
400,000		Time Warner Cable, Inc., 5.000%, 02/01/20	405,672	0.6
300,000		Viacom, Inc., 2.500%, 12/15/16	307,716	0.5
500,000		Viacom, Inc., 4.375%, 03/15/43	406,093	0.6
			5,856,423	9.1

		Consumer Staples: 6.2%
500,000		Anheuser-Busch InBev Finance, Inc., 2.625%, 01/17/23	466,803	0.7
626,000	#	Heineken NV, 3.400%, 04/01/22	613,904	1.0
270,000		Kraft Foods, Inc., 6.500%, 08/11/17	314,317	0.5
488,000		Molson Coors Brewing Co., 5.000%, 05/01/42	477,241	0.7
315,000		Reynolds American, Inc., 4.850%, 09/15/23	327,947	0.5
315,000		Reynolds American, Inc., 6.150%, 09/15/43	330,666	0.5
500,000	#	SABMiller Holdings, Inc., 3.750%, 01/15/22	505,068	0.8
350,000		Walgreen Co., 4.400%, 09/15/42	314,209	0.5
650,000		Wal-Mart Stores, Inc., 4.750%, 10/02/43	647,640	1.0
			3,997,795	6.2

		Energy: 9.4%
250,000		Apache Corp., 3.625%, 02/01/21	256,772	0.4
345,000		BP Capital Markets PLC, 2.750%, 05/10/23	315,896	0.5
500,000		Chevron Corp., 3.191%, 06/24/23	492,337	0.8
300,000		Devon Energy Corp., 5.600%, 07/15/41	307,711	0.5
650,000		Enbridge, Inc., 4.000%, 10/01/23	649,815	1.0
500,000		Energy Transfer Partners L.P., 3.600%, 02/01/23	466,847	0.7
500,000		Enterprise Products Operating LLC, 3.350%, 03/15/23	474,369	0.7
320,000	#	GS Caltex Corp., 3.250%, 10/01/18	319,270	0.5
500,000		Kinder Morgan Energy Partners L.P., 3.450%, 02/15/23	468,720	0.7
27,000		Noble Holding International Ltd., 2.500%, 03/15/17	27,169	0.0
250,000		Noble Holding International Ltd., 3.050%, 03/01/16	257,933	0.4
550,000		ONEOK Partners L.P., 2.000%, 10/01/17	546,655	0.9
315,000		ONEOK Partners L.P., 6.200%, 09/15/43	325,578	0.5
261,000		Petroleos Mexicanos, 4.875%, 01/18/24	261,653	0.4
300,000		Sunoco Logistics Partners Operations L.P., 4.650%, 02/15/22	310,138	0.5
300,000		Transocean, Inc., 4.950%, 11/15/15	322,028	0.5
250,000		Williams Partners L.P., 3.800%, 02/15/15	259,595	0.4
			6,062,486	9.4

		Financials: 36.3%
300,000		Abbey National Treasury Services PLC/London, 3.050%, 08/23/18	305,191	0.5
300,000		American International Group, Inc., 3.375%, 08/15/20	300,684	0.5
350,000		American International Group, Inc., 5.850%, 01/16/18	398,816	0.6
271,000		Allstate Corp./The, 4.500%, 06/15/43	263,709	0.4
300,000		American Tower Corp., 4.700%, 03/15/22	292,102	0.5
300,000		American Tower Corp., 5.000%, 02/15/24	294,357	0.5
750,000		Bank of America Corp., 3.300%, 01/11/23	704,252	1.1
500,000		Bank of America Corp., 4.100%, 07/24/23	498,105	0.8
250,000		Bank of America Corp., 8.000%, 12/29/49	273,123	0.4

See Accompanying Notes to Financial Statements

1

PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)
ING INVESTMENT GRADE CREDIT FUND

200,000	#	Barclays Bank PLC, 6.050%, 12/04/17	223,026	0.3
300,000		Barclays Bank PLC, 7.625%, 11/21/22	298,125	0.5
700,000		BB&T Corp., 2.050%, 06/19/18	698,125	1.1
271,000		Berkshire Hathaway, Inc., 3.000%, 02/11/23	261,802	0.4
400,000		BNP Paribas SA, 2.700%, 08/20/18	405,126	0.6
400,000		Boston Properties L.P., 3.800%, 02/01/24	385,470	0.6
200,000		Citigroup, Inc., 1.750%, 05/01/18	194,227	0.3
500,000		Citigroup, Inc., 3.500%, 05/15/23	452,295	0.7
294,000		Citigroup, Inc., 4.450%, 01/10/17	318,625	0.5
250,000		Citigroup, Inc., 4.875%, 05/07/15	262,626	0.4
250,000		Citigroup, Inc., 5.950%, 12/29/49	233,438	0.4
300,000		Citigroup, Inc., 6.675%, 09/13/43	324,114	0.5
700,000	#	Credit Suisse AG, 6.500%, 08/08/23	709,773	1.1
356,000		Deutsche Bank AG, 4.296%, 05/24/28	322,277	0.5
250,000		Discover Bank/Greenwood DE, 2.000%, 02/21/18	244,739	0.4
250,000		Discover Bank/Greenwood DE, 4.200%, 08/08/23	249,853	0.4
633,000		Ford Motor Co., 3.000%, 06/12/17	651,310	1.0
300,000		General Electric Capital Corp., 4.375%, 09/16/20	319,756	0.5
300,000		General Electric Capital Corp., 7.125%, 12/15/49	327,510	0.5
137,000		Genworth Financial, Inc., 7.625%, 09/24/21	162,225	0.3
300,000		Genworth Holdings, Inc., 4.900%, 08/15/23	301,920	0.5
330,000		Goldman Sachs Group, Inc./The, 2.900%, 07/19/18	333,094	0.5
750,000		Goldman Sachs Group, Inc., 3.625%, 01/22/23	718,895	1.1
306,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	320,280	0.5
272,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	326,608	0.5
179,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/38	203,836	0.3
170,000		HSBC Finance Corp., 6.676%, 01/15/21	194,480	0.3
550,000	#	HSBC Bank PLC, 1.500%, 05/15/18	535,318	0.8
600,000		Huntington Bancshares, Inc., 2.600%, 08/02/18	601,069	0.9
318,000		Jefferies Group, Inc., 5.125%, 01/20/23	321,214	0.5
200,000		JPMorgan Chase & Co., 1.625%, 05/15/18	193,948	0.3

1,000,000		JPMorgan Chase & Co., 3.375%, 05/01/23	909,076	1.4
300,000		JPMorgan Chase & Co., 5.125%, 09/15/14	312,413	0.5
250,000		JPMorgan Chase & Co., 5.150%, 05/29/49	220,000	0.3
300,000		JPMorgan Chase & Co., 6.000%, 12/29/49	282,750	0.4
275,000		Merrill Lynch & Co., Inc., 6.875%, 04/25/18	324,476	0.5
700,000		MetLife, Inc., 4.368%, 09/15/23	733,590	1.1
100,000		Morgan Stanley, 4.100%, 01/26/15	103,640	0.2
1,000,000		Morgan Stanley, 4.100%, 05/22/23	934,935	1.4
300,000		Morgan Stanley, 5.500%, 07/28/21	328,745	0.5
250,000	+	Murray Street Investment Trust I, 4.647%, 03/09/17	266,877	0.4
350,000		PNC Bank NA, 2.950%, 01/30/23	324,807	0.5
250,000		PNC Bank NA, 3.800%, 07/25/23	245,232	0.4
261,000		Principal Financial Group, Inc., 1.850%, 11/15/17	259,052	0.4
319,000		Prudential Financial, Inc., 5.625%, 06/15/43	302,055	0.5
400,000		Regions Financial Corp., 2.000%, 05/15/18	388,770	0.6
505,000		Royal Bank of Scotland Group PLC, 6.100%, 06/10/23	510,583	0.8
600,000		SLM Corp., 5.500%, 01/15/19	594,958	0.9
554,000	#	Standard Chartered PLC, 3.950%, 01/11/23	522,331	0.8
250,000		Svenska Handelsbanken AB, 3.125%, 07/12/16	262,247	0.4
250,000		UBS AG/Stamford CT, 7.625%, 08/17/22	276,942	0.4
300,000		Vornado Realty L.P., 5.000%, 01/15/22	315,194	0.5
300,000		Wells Fargo & Co., 3.450%, 02/13/23	281,462	0.4
315,000		Weyerhaeuser Co., 4.625%, 09/15/23	321,759	0.5
			23,447,337	36.3

		Health Care: 7.2%
500,000		AbbVie, Inc., 4.400%, 11/06/42	454,392	0.7
370,000		Aetna, Inc., 4.125%, 11/15/42	323,791	0.5
400,000		Amgen, Inc., 5.650%, 06/15/42	416,266	0.6
325,000		Baxter International, Inc., 3.200%, 06/15/23	317,898	0.5
450,000		Hospira, Inc., 5.800%, 08/12/23	458,870	0.7
611,000		Howard Hughes Medical Institute, 3.500%, 09/01/23	611,117	1.0
500,000	#	Mylan, Inc./PA, 2.600%, 06/24/18	499,775	0.8

See Accompanying Notes to Financial Statements

2

PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)
ING INVESTMENT GRADE CREDIT FUND

500,000		St Jude Medical, Inc., 3.250%, 04/15/23	476,369	0.7
300,000		UnitedHealth Group, Inc., 3.950%, 10/15/42	258,262	0.4
500,000		WellPoint, Inc., 2.300%, 07/15/18	500,904	0.8
350,000	#	Zoetis, Inc., 4.700%, 02/01/43	327,387	0.5
			4,645,031	7.2

		Industrials: 5.0%
700,000	#	Aviation Capital Group Corp., 3.875%, 09/27/16	709,625	1.1
355,000		CSX Corp., 4.100%, 03/15/44	301,962	0.5
650,000		Cummins, Inc., 3.650%, 10/01/23	656,031	1.0
325,000		Cummins, Inc., 4.875%, 10/01/43	331,513	0.5
1,000,000		General Electric Capital Corp., 3.100%, 01/09/23	937,741	1.4
350,000	#	Glencore Funding LLC, 2.500%, 01/15/19	328,559	0.5
			3,265,431	5.0

		Information Technology: 3.4%
250,000		Apple, Inc., 3.850%, 05/04/43	210,314	0.3
250,000		Applied Materials, Inc., 4.300%, 06/15/21	262,236	0.4
500,000		EMC Corp./MA, 3.375%, 06/01/23	489,802	0.7
320,000		Hewlett-Packard Co., 2.600%, 09/15/17	323,485	0.5
500,000		Intel Corp., 4.250%, 12/15/42	445,662	0.7
500,000		Oracle Corp., 3.625%, 07/15/23	499,908	0.8
			2,231,407	3.4

		Materials: 5.0%
336,000		Barrick Gold Corp., 2.500%, 05/01/18	320,801	0.5
325,000		BHP Billiton Finance USA Ltd, 3.850%, 09/30/23	328,314	0.5
1,000,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	1,022,314	1.6
320,000		Cabot Corp., 2.550%, 01/15/18	321,161	0.5
300,000		Eastman Chemical Co., 2.400%, 06/01/17	304,641	0.5
600,000		Rio Tinto Finance USA PLC, 2.250%, 12/14/18	592,442	0.9
325,000		Teck Resources Ltd, 2.500%, 02/01/18	321,966	0.5
			3,211,639	5.0

		Telecommunication Services: 6.3%
900,000		AT&T, Inc., 4.300%, 12/15/42	752,071	1.2
250,000		AT&T, Inc., 5.350%, 09/01/40	243,455	0.4

325,000		CC Holdings GS V LLC / Crown Castle GS III Corp., 3.849%, 04/15/23	293,757	0.4
917,000		Verizon Communications, Inc., 5.150%, 09/15/23	985,173	1.5
675,000		Verizon Communications, Inc., 6.400%, 09/15/33	751,702	1.2
500,000		Verizon Communications, Inc., 6.550%, 09/15/43	566,368	0.9
250,000		Vodafone, 2.875%, 03/16/16	259,530	0.4
250,000		Vodafone Group PLC, 2.950%, 02/19/23	230,248	0.3
			4,082,304	6.3

		Utilities: 7.4%
344,000		CMS Energy Corp., 4.700%, 03/31/43	319,770	0.5
348,000		CNOOC Finance 2013 Ltd., 3.000%, 05/09/23	313,563	0.5
50,000		Consolidated Edison Co. of New York, Inc., 5.500%, 09/15/16	56,305	0.1
100,000		Detroit Edison Co, 3.450%, 10/01/20	104,512	0.2
419,000		Duke Energy Corp., 5.050%, 09/15/19	467,664	0.7
324,000		FirstEnergy Corp., 2.750%, 03/15/18	315,501	0.5
250,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	253,766	0.4
500,000		Nisource Finance Corp., 3.850%, 02/15/23	489,700	0.7
650,000		Peco Energy Co., 4.800%, 10/15/43	665,887	1.0
344,000		Petrobras Global Finance BV, 3.000%, 01/15/19	324,440	0.5
334,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	312,015	0.5
250,000		Public Service Co. of Colorado, 3.200%, 11/15/20	255,809	0.4
438,000		Public Service Electric & Gas Co., 3.750%, 03/15/24	451,895	0.7
102,000		Public Service Co. of Oklahoma, 6.150%, 08/01/16	114,054	0.2
315,000		Southern Co/The, 2.450%, 09/01/18	318,500	0.5
			4,763,381	7.4
	Total Corporate Bonds/Notes (Cost $61,736,890)		61,563,234	95.3

U.S. TREASURY OBLIGATIONS: 3.0%
		U.S. Treasury Bonds: 2.6%
2,022,000		2.875%, due 05/15/43	1,716,172	2.6

		U.S. Treasury Notes: 0.4%
256,000		0.250%, due 09/30/15	255,650	0.4

See Accompanying Notes to Financial Statements

3

PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)
ING INVESTMENT GRADE CREDIT FUND

8,000		2.500%, due 08/15/23	7,923	0.0

			263,573	0.4
	Total U.S. Treasury Obligations (Cost $1,951,792)		1,979,745	3.0

Shares			Value	Percentage of Net Assets

PREFERRED STOCK: 0.3%
		Financials: 0.3%
8,000	P	Wells Fargo & Co.	190,960	0.3

	Total Preferred Stock (Cost $200,000)		190,960	0.3

	Total Investments in Securities (Cost $63,888,682)		$63,733,939	98.6
	Assets in Excess of Other Liabilities		882,652	1.4

	Net Assets		$64,616,591	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
P	Preferred Stock may be called prior to convertible date.

Cost for federal income tax purposes is $63,914,240.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$842,194
Gross Unrealized Depreciation	(1,022,495)

Net Unrealized Depreciation	$(180,301)

See Accompanying Notes to Financial Statements

4

ING EMERGING MARKETS CORPORATE DEBT FUND	PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.9%
		Argentina: 0.8%
500,000	#	Arcos Dorados Holdings, Inc., 6.625%, 09/27/23	495,000	0.8

		Brazil: 8.5%
250,000	#	Banco Bradesco SA/Cayman Islands, 5.750%, 03/01/22	246,875	0.4
300,000	#	Banco BTG Pactual SA/Cayman Islands, 5.750%, 09/28/22	271,500	0.4
300,000	#	Banco do Brasil SA/Cayman, 6.250%, 12/29/49	248,250	0.4
275,000		Centrais Eletricas Brasileiras SA, 5.750%, 10/27/21	267,163	0.4
310,000		Fibria Overseas Finance Ltd., 6.750%, 03/03/21	333,870	0.5
500,000		Gerdau Holdings, Inc., 7.000%, 01/20/20	535,000	0.9
450,000		Hypermarcas SA, 6.500%, 04/20/21	460,125	0.7
350,000		Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	322,000	0.5
300,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	276,000	0.4
500,000	#	JBS USA LLC / JBS USA Finance, Inc., 7.250%, 06/01/21	497,500	0.8
350,000		JBS USA, LLC/JBS USA Finance, Inc., 7.250%, 06/01/21	353,500	0.6
650,000	#	Minerva Luxembourg SA, 7.750%, 01/31/23	614,250	1.0
550,000		Petrobras Global Finance BV, 4.375%, 05/20/23	508,842	0.8
200,000		Petrobras Global Finance BV, 5.625%, 05/20/43	168,477	0.3
250,000		Suzano Trading Ltd., 5.875%, 01/23/21	240,625	0.4
			5,343,977	8.5

		Chile: 5.0%
800,000		Celulosa Arauco y Constitucion SA, 4.750%, 01/11/22	781,462	1.3
400,000		Cencosud SA, 5.500%, 01/20/21	407,678	0.7
400,000		Colbun SA, 6.000%, 01/21/20	429,550	0.7
500,000	#	Inversiones CMPC SA, 4.375%, 05/15/23	467,556	0.7
400,000		Inversiones CMPC SA, 6.125%, 11/05/19	435,054	0.7

450,000		Telefonica Chile SA, 3.875%, 10/12/22	401,896	0.6
200,000	#	Telefonica Chile SA, 3.875%, 10/12/22	178,621	0.3
			3,101,817	5.0

		China: 8.1%
400,000		Agile Property Holdings Ltd., 8.875%, 04/28/17	422,000	0.7
300,000		China Overseas Finance Cayman II Ltd., 5.500%, 11/10/20	311,847	0.5
200,000		China Overseas Finance Cayman IV Ltd., 4.875%, 02/15/17	212,896	0.3
250,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	248,201	0.4
500,000	#	CNOOC Curtis Funding No 1 Pty Ltd, 4.500%, 10/03/23	506,564	0.8
400,000		CNOOC Finance 2013 Ltd., 3.000%, 05/09/23	360,417	0.6
200,000		CNPC HK Overseas Capital Ltd., 4.500%, 04/28/21	205,985	0.3
400,000		COSL Finance BVI Ltd., 3.250%, 09/06/22	368,942	0.6
1,000,000	#	Country Garden Holdings Co. Ltd, 7.250%, 04/04/21	990,997	1.6
500,000		Country Garden Holdings Co. Ltd, 7.500%, 01/10/23	483,750	0.8
400,000		Country Garden Holdings Co. Ltd., 11.125%, 02/23/18	448,000	0.7
500,000		Longfor Properties Co. Ltd, 6.875%, 10/18/19	506,250	0.8
			5,065,849	8.1

		Colombia: 4.6%
750,000		Bancolombia SA, 5.950%, 06/03/21	765,000	1.2
750,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	691,875	1.1
763,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	783,983	1.3
600,000		Pacific Rubiales Energy Corp., 7.250%, 12/12/21	633,000	1.0
			2,873,858	4.6

		Czech Republic: 0.6%
400,000		CEZ A/S, 4.250%, 04/03/22	401,600	0.6

		Guatemala: 0.7%
500,000	#	Industrial Senior Trust, 5.500%, 11/01/22	458,750	0.7

		Hong Kong: 6.9%
350,000		Bestgain Real Estate, 2.625%, 03/13/18	327,626	0.5

See Accompanying Notes to Financial Statements

1

ING EMERGING MARKETS CORPORATE	PORTFOLIO OF INVESTMENTS
DEBT FUND	AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

500,000		China CITIC Bank International Ltd, 3.875%, 09/28/22	483,750	0.8
280,000		Hongkong Electric Finance Ltd., 4.250%, 12/14/20	290,382	0.5
250,000		Hutchison Whampoa International 11 Ltd., 4.625%, 01/13/22	255,766	0.4
400,000		Hutchison Whampoa International 12 Ltd., 6.000%, 04/29/49	421,500	0.7
450,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	474,187	0.7
750,000		Noble Group Ltd., 6.750%, 01/29/20	780,000	1.2
500,000		Rosy Unicorn Ltd., 6.500%, 02/09/17	544,802	0.9
300,000		Swire Pacific MTN Financing Ltd., 4.500%, 02/28/22	305,369	0.5
400,000		Wiseyear Holdings Ltd., 5.000%, 02/15/17	425,578	0.7
			4,308,960	6.9

		India: 4.5%
200,000		Axis Bank Ltd./Dubai, 5.125%, 09/05/17	204,472	0.3
550,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	548,452	0.9
550,000		Reliance Holdings USA, Inc., 5.400%, 02/14/22	552,282	0.9
450,000	#	Reliance Industries Ltd., 5.875%, 12/31/49	369,000	0.6
400,000	#	State Bank of India/London, 4.125%, 08/01/17	397,398	0.6
250,000	#	Vedanta Resources PLC, 6.000%, 01/31/19	238,750	0.4
350,000		Vedanta Resources PLC, 7.125%, 05/31/23	326,375	0.5
200,000		Vedanta Resources PLC, 8.250%, 06/07/21	202,875	0.3
			2,839,604	4.5

		Indonesia: 2.8%
250,000		Adaro Indonesia PT, 7.625%, 10/22/19	261,438	0.4
500,000	#	Gajah Tunggal Tbk PT, 7.750%, 02/06/18	485,000	0.8
550,000		Indosat Palapa Co. BV, 7.375%, 07/29/20	576,812	0.9
400,000		Listrindo Capital BV, 6.950%, 02/21/19	410,000	0.7
			1,733,250	2.8

		Israel: 1.9%
350,000	#	Israel Electric Corp. Ltd, 6.875%, 06/21/23	365,663	0.6
725,000		Israel Electric Corp. Ltd., 7.250%, 01/15/19	794,014	1.3
			1,159,677	1.9

		Jamaica: 2.0%
500,000		Digicel Group Ltd., 8.250%, 09/30/20	520,000	0.8
400,000	#	Digicel Group Ltd., 8.250%, 09/30/20	416,000	0.7

350,000	#	Digicel Ltd., 6.000%, 04/15/21	329,875	0.5
			1,265,875	2.0

		Kuwait: 0.9%
500,000		Burgan Finance No. 1 Jersey Ltd, 7.875%, 09/29/20	542,000	0.9

		Macau: 1.6%
1,050,000		MCE Finance Ltd., 5.000%, 02/15/21	1,010,625	1.6

		Mexico: 9.3%
300,000		America Movil S.A.B de CV, 5.000%, 03/30/20	324,150	0.5
750,000		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 4.125%, 11/09/22	690,000	1.1
825,000	#	BBVA, 6.750%, 09/30/22	855,937	1.4
250,000		Cemex SAB de CV, 5.875%, 03/25/19	240,625	0.4
1,000,000		Cemex SAB de CV, 9.000%, 01/11/18	1,082,500	1.7
350,000		Grupo Bimbo SAB de CV, 4.500%, 01/25/22	351,775	0.6
500,000		Grupo Elektra SA de CV, 7.250%, 08/06/18	503,500	0.8
300,000	#	Mexichem SAB de CV, 4.875%, 09/19/22	291,750	0.5
250,000		Mexichem SAB de CV, 6.750%, 09/19/42	233,125	0.4
450,000		Sigma Alimentos SA de CV, 6.875%, 12/16/19	508,500	0.8
300,000		Tenedora Nemak SA de CV, 5.500%, 02/28/23	284,250	0.4
500,000	#	Tenedora Nemak SA de CV, 5.500%, 02/28/23	473,750	0.7
			5,839,862	9.3

		Paraguay: 0.6%
400,000	#	Telefonica Celular del Paraguay SA, 6.750%, 12/13/22	397,000	0.6

		Peru: 2.6%
650,000		Banco de Credito del Peru/Panama, 5.375%, 09/16/20	659,750	1.0
400,000	#	Cementos Pacasmayo SAA, 4.500%, 02/08/23	363,000	0.6
625,000		Southern Copper Corp., 6.750%, 04/16/40	614,488	1.0
			1,637,238	2.6

		Poland: 1.7%
500,000		Eileme 2 AB, 11.625%, 01/31/20	585,000	0.9
500,000	#	PKO Finance AB, 4.630%, 09/26/22	492,750	0.8
			1,077,750	1.7

		Qatar: 1.6%
517,000		Qtel International Finance Ltd., 4.750%, 02/16/21	545,435	0.9

See Accompanying Notes to Financial Statements

2

ING EMERGING MARKETS CORPORATE	PORTFOLIO OF INVESTMENTS
DEBT FUND	AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

400,000		Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.750%, 09/30/19	469,000	0.7
			1,014,435	1.6

		Russia: 10.9%
500,000		Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.875%, 09/25/17	552,860	0.9
600,000		ALROSA Finance SA, 7.750%, 11/03/20	669,120	1.1
525,000	#	EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd., 5.125%, 12/12/17	525,000	0.8
100,000	#	Gaz Capital for Gazprom, 9.250%, 04/23/19	123,520	0.2
275,000	#	Gazprom Neft OAO Via GPN Capital SA, 4.375%, 09/19/22	254,375	0.4
400,000	#	Gazprom OAO Via Gaz Capital SA, 5.999%, 01/23/21	420,500	0.7
205,000		Gazprom OAO Via Gaz Capital SA, 6.212%, 11/22/16	225,008	0.4
250,000		Lukoil International Finance BV, 6.125%, 11/09/20	267,500	0.4
300,000		MTS International Funding Ltd., 8.625%, 06/22/20	352,125	0.6
600,000	#	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, 03/06/22	555,000	0.9
500,000	#	Sberbank of Russia Via SB Capital SA, 4.950%, 02/07/17	528,750	0.8
700,000	#	Severstal OAO Via Steel Capital SA, 5.900%, 10/17/22	678,125	1.1
400,000	#	Sibur Securities Ltd., 3.914%, 01/31/18	382,000	0.6
250,000		TNK-BP Finance SA, 7.500%, 07/18/16	280,313	0.4
750,000		VimpelCom Holdings BV, 5.950%, 02/13/23	712,995	1.1
300,000	#	VTB Bank OJSC Via VTB Capital SA, 6.950%, 10/17/22	299,250	0.5
			6,826,441	10.9

		Singapore: 1.1%
700,000		Stats Chippac Ltd., 4.500%, 03/20/18	686,000	1 .1

		South Africa: 2.8%
300,000		Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20	242,850	0.4
1,000,000	#	Myriad International Holdings BV, 6.000%, 07/18/20	1,055,000	1.7

500,000		Sasol Financing International PLC, 4.500%, 11/14/22	459,375	0.7
			1,757,225	2.8

		South Korea: 2.8%
650,000		POSCO, 5.250%, 04/14/21	711,719	1.2
400,000		Shinhan Bank, 4.375%, 07/27/17	430,624	0.7
565,000		Shinhan Bank, 5.663%, 03/02/35	586,187	0.9
			1,728,530	2.8

		Thailand: 0.8%
250,000		PTTEP Canada International Finance Ltd., 5.692%, 04/05/21	267,404	0.4
200,000		PTTEP Canada International Finance Ltd., 6.350%, 06/12/42	207,431	0.4
			474,835	0.8

		Turkey: 6.3%
250,000	#	Akbank TAS, 3.875%, 10/24/17	244,375	0.4
350,000		Akbank TAS, 6.500%, 03/09/18	369,688	0.6
300,000	#	Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.375%, 11/01/22	246,750	0.4
625,000	#	Coca-Cola Icecek AS, 4.750%, 10/01/18	622,807	1.0
500,000		KOC Holding AS, 3.500%, 04/24/20	429,500	0.7
500,000	#	Tupras Turkiye Petrol Rafinerileri AS, 4.125%, 05/02/18	469,375	0.8
750,000	#	Turkiye Garanti Bankasi AS, 5.250%, 09/13/22	693,750	1.1
400,000	#	Turkiye Halk Bankasi AS, 4.875%, 07/19/17	402,000	0.6
500,000	#	Yapi ve Kredi Bankasi AS, 5.500%, 12/06/22	430,000	0.7
			3,908,245	6.3

		Ukraine: 0.7%
500,000		Metinvest BV, 8.750%, 02/14/18	435,000	0 .7

		United Arab Emirates: 4.8%
200,000		Abu Dhabi National Energy Co., 5.875%, 12/13/21	223,250	0.3
765,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	853,931	1.4
798,000	#	Dolphin Energy Ltd., 5.500%, 12/15/21	876,802	1.4
750,000		DP World Ltd., 6.850%, 07/02/37	757,500	1.2
287,000	#	IPIC GMTN Ltd., 5.500%, 03/01/22	314,983	0.5
			3,026,466	4.8

	Total Corporate Bonds/Notes (Cost $61,174,866)		59,409,869	94.9

See Accompanying Notes to Financial Statements

3

ING EMERGING MARKETS CORPORATE	PORTFOLIO OF INVESTMENTS
DEBT FUND	AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

FOREIGN GOVERNMENT BONDS: 1.8%
	Colombia: 1.3%
681,000	Ecopetrol SA, 7.625%, 07/23/19	808,687	1.3

	Hong Kong: 0.5%
300,000	Bank of China Hong Kong Ltd., 5.550%, 02/11/20	326,526	0 .5

	Total Foreign Government Bonds (Cost $1,185,145)	1,135,213	1.8

	Total Long-Term Investments (Cost $62,360,011)	60,545,082	96.7

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.5%
		Mutual Funds: 3.5%
2,159,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $2,159,000)	2,159,000	3 .5

	Total Short-Term Investments (Cost $2,159,000)	2,159,000	3 .5

	Total Investments in Securities (Cost $64,519,011)	$62,704,082	100.2
	Liabilities in Excess of Other Assets	(136,227)	(0.2)

	Net Assets	$62,567,855	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is $64,536,586.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$317,465
Gross Unrealized Depreciation	(2,149,969)

Net Unrealized Depreciation	$(1,832,504)

Sector Diversification	Percentage of Net Assets
Financials	26.8%
Materials	15.2
Energy	13.1
Telecommunication Services	9.5
Utilities	9.1
Industrials	7.4
Consumer Discretionary	6.1
Consumer Staples	5.9
Foreign Government Bonds	1.8
Information Technology	1.1
Health Care	0.7

Short-Term Investments	3.5
Liabilities in Excess of Other Assets	(0.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

4

ING EMERGING MARKETS HARD	PORTFOLIO OF INVESTMENTS
CURRENCY DEBT FUND	AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 12.1%
		Brazil: 1.7%
2,000,000	#	Caixa Economica Federal, 3.500%, 11/07/22	1,660,000	1.1
1,000,000	#	Caixa Economica Federal, 4.500%, 10/03/18	996,085	0.6
			2,656,085	1.7

		Colombia: 0.7%
1,000,000		Ecopetrol SA, 7.375%, 09/18/43	1,085,000	0.7

		Georgia: 0.6%
875,000	#	Georgian Railway JSC, 7.750%, 07/11/22	918,750	0.6

		Guatemala: 0.6%
1,030,000		Central American Bottling Corp., 6.750%, 02/09/22	1,045,450	0.6

		Indonesia: 1.0%
2,000,000		Pertamina Persero PT, 5.625%, 05/20/43	1,570,000	1.0

		Kazakhstan: 2.7%
1,750,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	1,623,125	1.0
1,000,000	#	KazAgro National Management Holding JSC, 4.625%, 05/24/23	915,000	0.6
1,800,000		KazMunayGas National Co. JSC, 4.400%, 04/30/23	1,683,000	1.1
			4,221,125	2.7

		Mexico: 0.6%
1,000,000	#	Offshore Drilling Holding SA, 8.375%, 09/20/20	1,016,250	0.6

		Panama: 1.0%
1,750,000	#	AES El Salvador Trust II, 6.750%, 03/28/23	1,671,250	1.0

		Sri Lanka: 1.2%
1,800,000	#	National Savings Bank, 8.875%, 09/18/18	1,854,000	1.2

		Trinidad And Tobago: 0.6%
714,000		Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, 08/14/19	921,060	0.6

		Turkey: 0.8%
375,000	#	Coca-Cola Icecek AS, 4.750%, 10/01/18	373,684	0.2

1,000,000	#	Turkiye Sise ve Cam Fabrikalari AS, 4.250%, 05/09/20	869,000	0.6
			1,242,684	0.8

		Venezuela: 0.6%
1,000,000		Petroleos de Venezuela SA, 8.000%, 11/17/13	1,005,902	0 .6

	Total Corporate Bonds/Notes (Cost $20,097,601)		19,207,556	12.1

FOREIGN GOVERNMENT BONDS: 85.6%
		Angola: 1.4%
2,050,000		Republic of Angola Via Northern Lights III BV, 7.000%, 08/16/19	2,206,313	1.4

		Argentina: 1.9%
2,388,341	+	Argentina Government International Bond, 2.500%, 12/31/38	859,803	0.5
1,384,661		Argentina Government International Bond, 8.280%, 12/31/33	893,106	0.6
1,400,000		City of Buenos Aires, 9.950%, 03/01/17	1,323,000	0.8
			3,075,909	1.9

		Armenia: 0.9%
1,500,000	#	Republic of Armenia, 6.000%, 09/30/20	1,468,315	0.9

		Aruba: 0.8%
1,250,000	#	Aruba Government Bond, 4.625%, 09/14/23	1,193,750	0.8

		Belarus: 2.3%
3,800,000		Republic of Belarus, 8.750%, 08/03/15	3,686,000	2.3

		Belize: 1.0%
2,516,100	#	Belize Government International Bond, 5.000%, 02/20/38	1,547,401	1.0

		Bolivia: 0.6%
1,000,000	#	Bolivian Government International Bond, 5.950%, 08/22/23	962,500	0.6

		Brazil: 2.3%
800,000	#	Banco Nacional de Desenvolvimento Economico e Social, 5.750%, 09/26/23	802,000	0.5
2,000,000		Brazilian Government International Bond, 2.625%, 01/05/23	1,760,000	1.1
1,000,000		Federal Republic of Brazil, 5.625%, 01/07/41	1,002,500	0.7
			3,564,500	2.3

See Accompanying Notes to Financial Statements

5

ING EMERGING MARKETS HARD	PORTFOLIO OF INVESTMENTS
CURRENCY DEBT FUND	AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

		Bulgaria: 0.5%
766,000		Bulgaria Government Bond, 8.250%, 01/15/15	839,459	0.5

		Chile: 0.9%
1,700,000	#	Corp Nacional del Cobre de Chile, 4.250%, 07/17/42	1,408,793	0.9

		Colombia: 2.3%
500,000		Colombia Government International Bond, 6.125%, 01/18/41	548,750	0.3
1,500,000		Colombia Government International Bond, 8.125%, 05/21/24	1,944,375	1.2
1,000,000		Ecopetrol SA, 7.625%, 07/23/19	1,187,500	0.8
			3,680,625	2.3

		Costa Rica: 1.0%
1,100,000	#	Costa Rica Government International Bond, 4.250%, 01/26/23	990,000	0.6
600,000	#	Costa Rica Government International Bond, 5.625%, 04/30/43	518,250	0.4
			1,508,250	1.0

		Croatia: 3.2%
1,000,000		Croatia Government International Bond, 5.500%, 04/04/23	962,500	0.6
1,000,000	#	Croatia Government International Bond, 5.500%, 04/04/23	962,500	0.6
3,000,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	3,090,000	2.0
			5,015,000	3.2

		Dominican Republic: 0.6%
1,050,000		Dominican Republic International Bond, 5.875%, 04/18/24	979,125	0.6

		Ecuador: 1.0%
1,500,000		Ecuador Government International Bond, 9.375%, 12/15/15	1,567,500	1.0

		Egypt: 0.7%
1,130,000		Egypt Government International Bond, 5.750%, 04/29/20	1,048,075	0.7

		El Salvador: 0.1%
250,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	238,125	0.1

		Gabon: 1.6%
2,200,000		Gabonese Republic, 8.200%, 12/12/17	2,486,000	1.6

		Guatemala: 1.3%
1,600,000		Guatemala Government Bond, 8.125%, 10/06/34	2,000,000	1.3

		Hungary: 1.9%
400,000		Hungary Government International Bond, 5.375%, 02/21/23	391,000	0.2
2,500,000		Hungary Government International Bond, 7.625%, 03/29/41	2,687,500	1.7
			3,078,500	1.9

		Indonesia: 1.9%
2,450,000		Indonesia Government International Bond, 8.500%, 10/12/35	2,989,000	1.9

		Ivory Coast: 1.4%
2,450,000	+	Ivory Coast Government International Bond, 5.750%, 12/31/32	2,174,375	1.4

		Kazakhstan: 0.7%
1,160,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	1,172,992	0.7

		Latvia: 0.6%
1,000,000	#	Republic of Latvia, 2.750%, 01/12/20	952,926	0.6

		Lebanon: 1.5%
2,470,000		Lebanon Government International Bond, 6.100%, 10/04/22	2,340,325	1.5

		Lithuania: 2.0%
2,100,000		Lithuania Government International Bond, 6.625%, 02/01/22	2,470,125	1.6
600,000	#	Lithuania Government International Bond, 6.625%, 02/01/22	705,750	0.4
			3,175,875	2.0

		Mexico: 4.1%
824,000	#	Comision Federal de Electricidad, 5.750%, 02/14/42	766,320	0.5
1,000,000		Mexico Government International Bond, 4.000%, 10/02/23	995,000	0.6
5,200,000		Petroleos Mexicanos, 5.500%, 06/27/44	4,746,118	3.0
			6,507,438	4.1

		Morocco: 1.7%
1,000,000		Morocco Government International Bond, 4.250%, 12/11/22	915,200	0.6
1,000,000	#	Morocco Government International Bond, 4.250%, 12/11/22	915,200	0.6

See Accompanying Notes to Financial Statements

6

ING EMERGING MARKETS HARD	PORTFOLIO OF INVESTMENTS
CURRENCY DEBT FUND	AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

1,000,000	#	Morocco Government International Bond, 5.500%, 12/11/42	837,500	0.5
			2,667,900	1.7

		Namibia: 0.9%
1,450,000		Namibia International Bonds, 5.500%, 11/03/21	1,471,750	0.9

		Nigeria: 1.4%
NGN		Nigeria Government
200,000,000		Bond, 03/20/14	1,171,911	0.7
1,000,000	#	Nigeria Government International Bond, 6.375%, 07/12/23	1,022,500	0.7
			2,194,411	1.4

		Pakistan: 0.5%
500,000		Pakistan Government International Bond, 6.875%, 06/01/17	486,250	0.3
294,000		Pakistan Government International Bond, 7.875%, 03/31/36	241,080	0.2
			727,330	0.5

		Panama: 2.2%
600,000		Panama Government International Bond, 4.300%, 04/29/53	466,500	0.3
1,200,000		Panama Government International Bond, 5.200%, 01/30/20	1,323,000	0.8
1,506,000		Panama Government International Bond, 6.700%, 01/26/36	1,728,135	1.1
			3,517,635	2.2

		Paraguay: 0.8%
1,100,000		Republic of Paraguay, 4.625%, 01/25/23	1,009,250	0.6
300,000	#	Republic of Paraguay, 4.625%, 01/25/23	275,250	0.2
			1,284,500	0.8

		Peru: 2.5%
3,500,000	#	El Fondo Mivivienda SA, 3.500%, 01/31/23	3,053,750	1.9
861,000		Peruvian Government International Bond, 5.625%, 11/18/50	893,287	0.6
			3,947,037	2.5

		Philippines: 4.0%
3,000,000		Philippine Government International Bond, 7.750%, 01/14/31	3,918,750	2.5
400,000		Philippine Government International Bond, 8.375%, 06/17/19	508,500	0.3
1,000,000		Philippine Government International Bond, 6.375%, 01/15/32	1,175,000	0.7
670,000		Republic of the Philippines, 6.375%, 10/23/34	791,438	0.5
			6,393,688	4.0

		Poland: 2.2%
3,850,000		Poland Government International Bond, 3.000%, 03/17/23	3,536,225	2.2

		Romania: 1.6%
1,100,000	#	Romanian Government International Bond, 4.375%, 08/22/23	1,057,375	0.7
1,310,000		Romanian Government International Bond, 6.750%, 02/07/22	1,498,575	0.9
			2,555,950	1.6

		Russia: 5.5%
RUB 30,000,000	#	AHML Finance Ltd., 7.750%, 02/13/18	905,421	0.6
2,588,300		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	3,055,436	1.9
2,000,000	#	Russian Foreign Bond - Eurobond, 4.875%, 09/16/23	2,050,000	1.3
2,600,000		Russian Railways via RZD Capital PLC, 5.700%, 04/05/22	2,658,500	1.7
			8,669,357	5.5

		South Africa: 3.0%
5,271,000	#	Transnet SOC Ltd., 4.000%, 07/26/22	4,678,013	3.0

		Sri Lanka: 0.5%
870,000	#	Sri Lanka Government International Bond, 5.875%, 07/25/22	804,750	0.5

		Tanzania: 1.3%
2,000,000		Tanzania Government International Bond, 6.392%, 03/09/20	2,075,000	1.3

		Trinidad And Tobago: 1.3%
1,987,500		Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	2,131,594	1.3

		Turkey: 3.4%
3,000,000		Turkey Government International Bond, 6.000%, 01/14/41	2,907,000	1.9
2,144,000		Turkey Government International Bond, 7.375%, 02/05/25	2,425,936	1.5
			5,332,936	3.4

		Ukraine: 4.7%
3,000,000		State Export-Import Bank of Ukraine, 8.375%, 04/27/15	2,666,250	1.7
500,000		Ukraine Government International Bond, 9.250%, 07/24/17	464,525	0.3
200,000		Ukraine Government International Bond, 7.800%, 11/28/22	167,750	0.1
3,000,000		Ukraine Government International Bond, 7.950%, 06/04/14	2,865,000	1.8

See Accompanying Notes to Financial Statements

7

ING EMERGING MARKETS HARD	PORTFOLIO OF INVESTMENTS
CURRENCY DEBT FUND	AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

1,500,000	# Ukraine Railways via Shortline PLC, 9.500%, 05/21/18	1,207,500	0.8

		7,371,025	4.7

	Uruguay: 2.4%
2,200,000	Uruguay Government International Bond, 4.500%, 08/14/24	2,238,500	1.4
785,000	Uruguay Government International Bond, 7.625%, 03/21/36	993,025	0.6
162,288	& Uruguay Government International Bond, 7.875%, 01/15/33	209,352	0.1
300,000	Uruguay Government International Bond, 8.000%, 11/18/22	384,000	0.3

		3,824,877	2.4

	Venezuela: 6.0%
4,500,000	Petroleos de Venezuela SA, 4.900%, 10/28/14	4,245,750	2.7
6,750,000	Petroleos de Venezuela SA, 9.750%, 05/17/35	5,180,625	3.3

		9,426,375	6.0

	Vietnam: 0.8%
1,200,000	Vietnam Government International Bond, 6.750%, 01/29/20	1,290,000	0.8

	Zambia: 0.4%
660,000	# Zambia Government International Bond, 5.375%, 09/20/22	580,800	0.4

	Total Foreign Government Bonds (Cost $144,337,187)	135,348,224	85.6

	Total Long-Term Investments (Cost $164,434,788)	154,555,780	97.7

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.3%
		Mutual Funds: 1.3%
2,026,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $2,026,000)	2,026,000	1.3

	Total Short-Term Investments (Cost $2,026,000)	2,026,000	1.3

	Total Investments in Securities (Cost $166,460,788)	$156,581,780	99.0
	Assets in Excess of Other Liabilities	1,572,360	1.0

	Net Assets	$158,154,140	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of September 30, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

NGN	Nigerian Naira
RUB	Russian Ruble

Cost for federal income tax purposes is $166,946,767.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$786,042
Gross Unrealized Depreciation	(11,151,029)

Net Unrealized Depreciation	$(10,364,987)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	85.6%
Energy	4.0
Financials	3.9
Consumer Staples	1.4
Industrials	1.2
Utilities	1.0
Consumer Discretionary	0.6
Short-Term Investments	1.3
Assets in Excess of Other Liabilities	1.0

Net Assets	100.0%

See Accompanying Notes to Financial Statements

8

ING EMERGING MARKETS LOCAL	PORTFOLIO OF INVESTMENTS
CURRENCY DEBT FUND	AS OF SEPTEMBER 30, 2013 (UNAUDITED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 2.9%
		Brazil: 2.0%
BRL 2,162,000	#	Banco Votorantim SA, 6.250%, 05/16/16	1,080,835	1.1
BRL 1,610,969		Banco Votorantim SA, 05/16/16	835,407	0.9
			1,916,242	2.0

		Turkey: 0.9%
TRY 1,750,000	#	Akbank TAS, 7.500%, 02/05/18	791,985	0.9
	Total Corporate Bonds/Notes (Cost $3,128,032)		2,708,227	2.9

FOREIGN GOVERNMENT BONDS: 63.2%
		Brazil: 4.0%
BRL 8,500,000		Brazil Notas do Tesouro Nacional Serie F, 01/01/15	3,816,227	4.0

		Dominican Republic: 1.2%
DOP 35,500,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	850,155	0.9
DOP 11,870,000		Dominican Republic International Bond, 15.500%, 04/19/19	300,825	0.3
			1,150,980	1.2

		Hungary: 3.3%
HUF 160,000,000		Hungary Government Bond, 6.500%, 06/24/19	773,768	0.8
HUF 160,000,000		Hungary Government International Bond, 6.000%, 11/24/23	738,853	0.8
HUF 330,000,000		Hungary Government International Bond, 7.000%, 06/24/22	1,623,840	1.7
			3,136,461	3.3

		Malaysia: 5.4%
MYR 10,000,000		Malaysia Government Bond, 3.480%, 03/15/23	2,996,000	3.2
MYR 5,000,000		Malaysia Government Bond, 3.889%, 07/31/20	1,550,029	1.6
MYR 1,800,000		Malaysia Government Bond, 4.392%, 04/15/26	570,191	0.6
			5,116,220	5.4

		Mexico: 8.6%
MXN 16,000,000		Mexican Bonos, 8.500%, 12/13/18	1,417,748	1.5
MXN 25,000,000		Mexican Bonos, 6.500%, 06/09/22	1,982,282	2.1
MXN 25,000,000		Mexican Bonos, 7.750%, 11/13/42	2,034,554	2.2

MXN 30,200,000		Mexican Bonos, 8.500%, 11/18/38	2,673,446	2.8
			8,108,030	8.6

		Nigeria: 0.2%
NGN 21,860,000		Nigeria Government Bond, 16.390%, 01/27/22	156,866	0.2

		Peru: 4.6%
PEN 3,920,000	#	Peruvian Government International Bond, 7.840%, 08/12/20	1,632,873	1.7
PEN 300,000	#	Peruvian Government International Bond, 8.200%, 08/12/26	131,326	0.2
PEN 6,200,000	#	Peruvian Government International Bond, 8.600%, 08/12/17	2,589,040	2.7
			4,353,239	4.6

		Philippines: 1.5%
PHP 61,000,000		Philippine Government International Bond, 3.900%, 11/26/22	1,411,518	1.5

		Poland: 5.1%
PLN 5,000,000		Poland Government Bond, 5.000%, 04/25/16	1,669,148	1.8
PLN 3,000,000		Poland Government Bond, 5.750%, 04/25/29	1,067,064	1.1
PLN 6,000,000		Poland Government International Bond, 5.750%, 09/23/22	2,105,461	2.2
			4,841,673	5.1

		Romania: 1.6%
RON 4,800,000		Romania Government Bond, 6.000%, 04/30/16	1,521,959	1.6

		Russia: 6.0%
RUB 125,000,000		Russian Federal Bond - OFZ, 7.600%, 04/14/21	3,989,013	4.2
RUB 51,900,000		Russian Federal Bond - OFZ, 8.150%, 02/03/27	1,681,066	1.8
			5,670,079	6.0

		Singapore: 1.7%
SGD 2,000,000		Singapore Government Bond, 0.250%, 02/01/14	1,593,995	1.7

		South Africa: 6.4%
ZAR 56,303,122		South Africa Government Bond, 6.250%, 03/31/36	4,242,929	4.5
ZAR 15,400,000		South Africa Government Bond, 10.500%, 12/21/26	1,848,296	1.9
			6,091,225	6.4

See Accompanying Notes to Financial Statements

9

ING EMERGING MARKETS LOCAL	PORTFOLIO OF INVESTMENTS
CURRENCY DEBT FUND	AS OF SEPTEMBER 30, 2013 (UNAUDITED) (CONTINUED)

		Thailand: 4.8%
THB 23,900,000		Thailand Government Bond, 3.625%, 05/22/15	774,063	0.8
THB 120,000,000		Thailand Government Bond, 3.650%, 12/17/21	3,803,935	4.0

			4,577,998	4.8

		Turkey: 8.8%
TRY 12,000,000		Turkey Government Bond, 9.000%, 03/08/17	6,014,703	6.4
TRY 4,500,000		Turkey Government Bond, 9.500%, 01/12/22	2,288,928	2.4

			8,303,631	8.8

		Total Foreign Government Bonds (Cost $63,432,162)	59,850,101	63.2

CREDIT-LINKED NOTES: 12.9%
		Colombia: 3.1%
3,625,000	#	Citigroup Funding, Inc., (Republic of Colombia), 7.500%, 08/27/26	2,881,803	3.1

		Indonesia: 8.4%
IDR 56,500,000,000	#	Deutsche Bank AG, (Republic of Indonesia), 8.250%, 06/17/32	4,680,083	4.9

IDR 40,000,000,000	#	JPMorgan Chase & Co., (Republic of Indonesia), 6.250%, 04/17/17	3,303,627	3.5

			7,983,710	8.4

		Nigeria: 1.4%
NGN 190,000,000	#	Citigroup Funding, Inc., (Federal Republic of Nigeria), 16.390%, 01/31/22	1,344,579	1.4

		Total Credit-Linked Notes (Cost $16,568,473)	12,210,092	12.9

		Total Long-Term Investments (Cost $83,128,667)	74,768,420	79.0

SHORT-TERM INVESTMENTS: 0.7%
			Foreign Government Bonds: 0.7%
NGN 102,476,000	Z	Nigeria Treasury Bill, 15.540%, 12/19/13 (Cost $621,061)	615,611	0.7

		Total Short-Term Investments (Cost $621,061)	615,611	0.7

		Total Investments in Securities (Cost $83,749,728)	$75,384,031	79.7
		Assets in Excess of Other Liabilities	19,245,374	20.3

		Net Assets	$94,629,405	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL	Brazilian Real
DOP	Dominican Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish New Lira
ZAR	South African Rand

Cost for federal income tax purposes is $83,934,841.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$633,737
Gross Unrealized Depreciation	(9,184,547)

Net Unrealized Depreciation	$(8,550,810)

Sector Diversification	Percentage of Net Assets
Foreign Government Bonds	63.9%
Credit-Linked Notes	12.9
Financials	2.9
Assets in Excess of Other Liabilities	20.3

Net Assets	100.0%

See Accompanying Notes to Financial Statements

10

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Separate Portfolios Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 3, 2013